UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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GARMIN LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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GARMIN LTD.

NOTICE AND PROXY STATEMENT

FOR

THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD

FRIDAY, JUNE 10, 2016

YOUR VOTE IS IMPORTANT!

Please mark, date and sign the enclosed proxy card

and promptly return it in the enclosed envelope.

If you reviewed your materials electronically or through a broker or other nominee,

please follow the instructions provided.

THIS NOTICE AND PROXY STATEMENT, THE ACCOMPANYING PROXY CARD,

THE 2015 ANNUAL REPORT AND THE 2015 ANNUAL REPORT ON FORM 10-K ARE FIRST BEING FURNISHED

ON APRIL 25 , 2016.

Garmin Ltd.
Mühlentalstrasse 2
8200 Schaffhausen
Switzerland

Invitation to Annual General Meeting of Shareholders

To be Held on June 10, 2016

To the Shareholders of Garmin Ltd.:

We cordially invite you to attend the Annual General Meeting (the “Annual Meeting”) of Shareholders of Garmin Ltd., a Swiss company (“Garmin” or the “Company”), to be held simultaneously at the offices of the law firm of Homburger Ltd, Prime Tower, Hardstrasse 201, 8005 Zurich, Switzerland and at the offices of Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas, 66062, USA, at 5:00 p.m. Central European Time (10:00 a.m., U.S. Central Daylight Time) on Friday, June 10, 2016. The two locations will be linked via a live video and audio link. The purpose of the meeting is to consider and vote upon the following matters:

PROPOSALS

1.	Election of Andrew Etkind as the ad hoc Chairman of the Meeting

The Board of Directors proposes to the Annual Meeting that Andrew Etkind, Garmin’s Vice President and General Counsel, be elected as the ad hoc Chairman of the Meeting.

2.	Approval of Garmin’s 2015 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 26, 2015 and the statutory financial statements of Garmin for the fiscal year ended December 26, 2015

The Board of Directors proposes to the Annual Meeting to approve Garmin’s 2015 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 26, 2015 and Garmin’s statutory financial statements for the fiscal year ended December 26, 2015.

3.	Approval of the appropriation of available earnings

The Board of Directors proposes to the Annual Meeting to approve the appropriation of available earnings as follows:

Proposed Appropriation of Available Earnings: in Swiss Francs (“CHF”)
Balance brought forward from previous years	CHF	(223,591,000)
Net earnings for the period (on a stand-alone unconsolidated basis):	CHF	717,889,000
Total net earnings:	CHF	494,298,000
Resolution proposed by the Board of Directors:
- RESOLVED, that the net earnings for the period of CHF 494,298,000 shall be carried forward.

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4.	Approval of the payment of a cash dividend in the aggregate amount of U.S. $2.04 per outstanding share out of Garmin’s legal reserve from capital contribution in four equal installments

The Board of Directors proposes to the Annual Meeting that Garmin pay a cash dividend in the amount of U.S. $2.04 per outstanding share as follows:

Legal Reserve from Capital Contribution as per December 26, 2015		CHF	5,091,539,000
Resolutions proposed by the Board of Directors:
•	RESOLVED, that Garmin, out of, and limited at a maximum to the amount of, the Dividend Reserve (as defined below), pay a cash dividend in the amount of U.S. $2.04 per outstanding share[1] out of Garmin’s legal reserve from capital contribution payable in four equal installments at the dates determined by the Board of Directors in its discretion, the record date and payment date for each such installment to be announced in a press release[2] at least ten calendar days prior to the record date; and further
•	RESOLVED, that the cash dividend shall be made with respect to the outstanding share capital of Garmin on the record date for the applicable installment, which amount will exclude any shares of Garmin held by Garmin or any of its direct or indirect subsidiaries; and further
•	RESOLVED, that CHF 565,080,000[3] be allocated to dividend reserves from capital contribution (the “Dividend Reserve”) from the legal reserve from capital contribution in order to pay such dividend of U.S. $2.04 per outstanding share (assuming a total of 208,077,418 shares[4] eligible to receive the dividend); and further	CHF	(565,080,000)
•	RESOLVED that if the aggregate dividend payment is lower than the Dividend Reserve, the relevant difference will be allocated back to the legal reserve from capital contribution; and further
•	RESOLVED, that to the extent that any installment payment, when converted into Swiss francs, at a USD/CHF exchange rate prevailing at the relevant record date for the relevant installment payment, would exceed the Dividend Reserve then remaining, the U.S. dollar per share amount of that installment payment shall be reduced on a pro rata basis, provided, however, that the aggregate amount of that installment payment shall in no event exceed the then remaining Dividend Reserve.
Legal Reserve from Capital Contribution after Dividend Reserve Allocation		CHF	4,526,459,000

(1)	In no event will the dividend payment exceed a total of U.S. $2.04 per share.
(2)	The announcements will not be published in the Swiss Official Gazette of Commerce.
(3)	Based on the currency conversion rate of 0.9861 as of December 26, 2015, with a total of 208,077,418 shares eligible for payout (based on the number of shares issued as at December 26, 2015), the aggregate Dividend Reserve would be CHF 565,080,000. The amount of the Dividend Reserve, calculated on the basis of the Company’s issued shares as at December 26, 2015, includes a 35% margin to accommodate (i) unfavorable currency fluctuation and (ii) new share issuance (see footnote 4 below) that may occur between the time when the dividend is approved by shareholders and when the last installment payment is made. Unused dividend reserves will be returned to the legal reserve from capital contribution after the last installment payment.
(4)	This number is based on the registered share capital as at December 26, 2015. The number of shares eligible for dividend payments may change due to the repurchase of shares, the sale of treasury shares or the issuance of new shares, including (without limitation) from the conditional share capital reserved for the employee profit sharing program.

5.	Discharge of the members of the Board of Directors and the Executive Management from liability for the fiscal year ended December 26, 2015

The Board of Directors proposes to the Annual Meeting that the members of the Board of Directors and the Executive Management be discharged from personal liability for the fiscal year ended December 26, 2015.

6.	Re-election of five directors and election of one new director

Proposal of the Board of Directors

The Board of Directors proposes to the Annual Meeting that each of Donald H. Eller, Joseph J. Hartnett, Min H. Kao, Charles W. Peffer, and Clifton A. Pemble be re-elected as directors, and that Rebecca R. Tilden be elected as a new director, each for a term extending until completion of the next annual general meeting.

7.	Re-election of Chairman

Proposal of the Board of Directors

The Board of Directors proposes to the Annual Meeting that Min H. Kao be re-elected as Executive Chairman of the Board of Directors for a term extending until completion of the next annual general meeting.

8.	Election of Compensation Committee members

Proposal of the Board of Directors

The Board of Directors proposes to the Annual Meeting that each of Donald H. Eller, Joseph J. Hartnett and Charles W. Peffer be re-elected as members of the Compensation Committee and that Rebecca R. Tilden be elected as a new member of the Compensation Committee, each for a term extending until completion of the next annual general meeting.

9.	Re-election of the independent voting rights representative

Proposal of the Board of Directors

The Board of Directors proposes to the Annual Meeting that the law firm of Reiss + Preuss LLP be re-elected as the independent voting rights representative for a term extending until completion of the next annual general meeting, including any extraordinary general meeting of shareholders prior to the 2017 annual meeting.

10.	Ratification of the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016 and re-election of Ernst & Young Ltd as Garmin’s statutory auditor for another one-year term

Proposal of the Board of Directors

The Board of Directors proposes to the Annual Meeting that the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016 be ratified and that Ernst & Young Ltd be re-elected as Garmin’s statutory auditor for another one-year term.

11.	Advisory vote on executive compensation

Proposal of the Board of Directors

The Board of Directors proposes to the Annual Meeting to approve an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the Annual Meeting pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission.

12.	Binding vote to approve Fiscal Year 2017 maximum aggregate compensation for the Executive Management

Proposal of the Board of Directors

The Board of Directors proposes to the Annual Meeting to approve the maximum aggregate compensation that can be paid or granted to the members of the Executive Management in Fiscal Year 2017 in an amount not to exceed U.S. $3,647,400.

GARMIN LTD. - 2016 Proxy Statement     4

13.	Binding vote to approve maximum aggregate compensation for the Board of Directors for the period between the 2016 Annual General Meeting and the 2017 Annual General Meeting

Proposal of the Board of Directors

The Board of Directors proposes to the Annual Meeting to approve the maximum aggregate compensation that can be paid or granted to the members of the Board of Directors between the 2016 Annual General Meeting and the 2017 Annual General Meeting in an amount not to exceed U.S. $1,365,375.

14.	Par Value Reduction

Proposal of the Board of Directors

The Board of Directors proposes to the Annual Meeting to approve (1) the reduction of the par value of each registered share of the Company from currently CHF 10 by an amount of CHF 9.90 to CHF 0.10 and the allocation of the aggregate par value reduction amount to the Company’s legal reserve from capital contribution, and (2) the amendment of the Articles of Association of the Company accordingly. The text of the proposed shareholder resolution and the proposed amendments to the Articles of Association are contained in Annex 1, on which the proposed amendments are marked with a strikethrough to indicate text that would be deleted and with an underline to indicate text that would be added.

15.	Cancellation of Formation Shares

Proposal of the Board of Directors

The Board of Directors proposes to the Annual Meeting to approve (1) the cancellation of 10,000,000 registered shares of the Company held by the Company (the “Formation Shares”) and (2) as a consequence, the amendment of the Company’s Articles of Association to effect a corresponding share capital reduction. The text of the proposed shareholder resolution and the proposed amendments to the Articles of Association are contained in Annex 2, on which the proposed amendments are marked with a strikethrough to indicate text that would be deleted and with an underline to indicate text that would be added.

Information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

A proxy card is being sent with this proxy statement to each holder of shares registered in Garmin’s share register with voting rights at the close of business, U.S. Eastern Time, on April 15, 2016. In addition, a proxy card will be sent with this proxy statement to each additional holder of shares who is registered with voting rights in Garmin’s share register as of the close of business, U.S. Eastern Time, on May 31, 2016. Shareholders registered in Garmin’s share register with voting rights as of the close of business, U.S. Eastern Time, on May 31, 2016 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. A shareholder entitled to attend and to vote at the Annual Meeting is entitled to appoint a proxy to attend and vote on each of the proposals described in this proxy statement.

We are pleased to again take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet. We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our beneficial owners of shares held in “street name” through a broker or other nominee as of April 15, 2016 and to participants in the Garmin International, Inc. Retirement Plan with a beneficial interest in our shares as of April 15, 2016, and we are mailing our proxy materials to shareholders whose shares are held directly in their names with our transfer agent, Computershare Trust Company, N.A. as of May 31, 2016. We believe these rules allow us to provide our shareholders with the information they need, while lowering costs of delivery and reducing the environmental impact of our Annual Meeting. Garmin’s 2015 Annual Report, Garmin’s Annual Report on Form 10-K for the fiscal year ended December 26, 2015 which contains the consolidated financial statements of Garmin for the fiscal year ended December 26, 2015, the Swiss statutory financial statements of Garmin for the fiscal year ended December 26, 2015, and the Auditor’s Reports for Fiscal Year 2015, are available in the Investor Relations section of Garmin’s website www.garmin.com, and will also be available, together with the Swiss Compensation Report for Fiscal Year 2015, for physical inspection by the shareholders at Garmin’s registered office at Mühlentalstrasse 2, 8200 Schaffhausen, Switzerland, as of May 15, 2016. Copies of the 2015 Annual Report, the Annual Report on Form 10-K for the fiscal year ended December 26, 2015, the Swiss statutory financial statements of Garmin for the fiscal year ended December 26, 2015, and the Auditor’s Reports may also be obtained without charge by contacting Garmin’s Investor Relations department at +1 (913) 397-8200.

If you received the Notice, you can access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Notice.

Please vote your shares regardless of whether you plan to attend the Annual Meeting. If you received these proxy materials through the mail, please use the enclosed proxy card to direct the vote of your shares, regardless of whether you plan to attend the Annual Meeting. Please date the proxy card, sign it and promptly return it in the enclosed envelope, which requires no postage if mailed in the United States, or you may vote by Internet or telephone using the instructions provided on the proxy card. If you received the Notice and reviewed the proxy materials on the Internet, please follow the instructions included in the Notice.

Please note that under the current rules of the New York Stock Exchange, your broker will not be able to vote your shares at the Annual Meeting on the election of directors or on certain other proposals described in the attached proxy statement if you have not given your broker instructions on how to vote. Please be sure to give voting instructions to your broker so that your vote can be counted on the election and such proposals.

Any shareholder who may need special assistance or accommodation to participate in the Annual Meeting because of a disability should contact Garmin’s Corporate Secretary at the above address or call +1 (913) 440-1355. To provide Garmin sufficient time to arrange for reasonable assistance, please submit all such requests by June 3, 2016

April 25 , 2016

By Order of the Board of Directors,

Andrew R. Etkind

Vice President, General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 10, 2016

This Proxy Statement, the 2015 Annual Report and Garmin’s Annual

Report on Form 10-K for the fiscal year ended December 26, 2015, are available at http://materials.proxyvote.com/H2906T

GARMIN LTD. - 2016 Proxy Statement     5

Table of Contents

PROXY STATEMENT		8
INFORMATION CONCERNING SOLICITATION AND VOTING		8
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		11
PROPOSAL ONE	Election of Andrew Etkind as the ad hoc Chairman of the Annual Meeting	13
PROPOSAL TWO	Approval of Garmin’s 2015 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 26, 2015 and the statutory financial statements of Garmin for the fiscal year ended December 26, 2015	14
PROPOSAL THREE	Appropriation of available earnings	15
PROPOSAL FOUR	Payment of a cash dividend in the aggregate amount of U.S. $2.04 per outstanding share out of Garmin’s general reserve from capital contribution in four equal installments	16
PROPOSAL FIVE	Discharge of the members of the Board of Directors and the Executive Management from liability for the fiscal year ended December 26, 2015	17
PROPOSAL SIX	Re-election of five directors and election of one new director	18
Board Leadership Structure and Role in Risk Oversight		22
Compensation and Risk		22
Shareholder Communications with Directors		22
Compensation Committee Interlocks and Insider Participation; Certain Relationships		22
Non-Management Director Compensation		23
PROPOSAL SEVEN	Re-election of Chairman	24
PROPOSAL EIGHT	Election of Compensation Committee members	25
PROPOSAL NINE	Re-election of the independent voting rights representative	26
PROPOSAL TEN	Ratification of the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016 and re-election of Ernst & Young Ltd as Garmin’s statutory auditor for another one-year term	27
PROPOSAL ELEVEN	Advisory Vote on Executive Compensation	28
PROPOSAL TWELVE	Binding Vote to Approve Fiscal Year 2017 Maximum Aggregate Compensation for the Executive Management	29
PROPOSAL THIRTEEN	Binding Vote to Approve Maximum Aggregate Compensation for the Board of Directors for the period between the 2016 Annual General Meeting and the 2017 Annual General Meeting	30

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PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (“Board”) of Garmin Ltd., a Swiss company (“Garmin” or the “Company”), for use at the Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at 5:00 p.m. Central European Time (10:00 a.m., U.S. Central Daylight Time), on Friday, June 10, 2016, simultaneously at the offices of the law firm of Homburger Ltd, Prime Tower, Hardstrasse 201, 8005 Zurich, Switzerland and at the offices of Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas, 66062, USA, and at any adjournment(s) or postponement(s) thereof for the purposes set forth herein and in the accompanying Invitation to the Annual General Meeting of Shareholders. The two locations will be linked via a live video and audio link. This Proxy Statement and the accompanying proxy card are first being furnished to shareholders on or about April 25 , 2016

INFORMATION CONCERNING SOLICITATION AND VOTING

We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our beneficial owners of shares held in “street name” through a broker or other nominee (“Broker Customers”) and to participants in the Garmin International, Inc. Retirement Plan with a beneficial interest in our shares (“Plan Participants”), and we are mailing our proxy materials to shareholders whose shares are held directly in their names with our transfer agent, Computershare Trust Company, N.A. (“Record Holders”).

Proposals

At the Annual Meeting, the Board intends to ask you to vote on:

1.	Election of Andrew Etkind as the ad hoc Chairman of the Annual Meeting;

2.	Approval of Garmin’s 2015 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 26, 2015 and the statutory financial statements of Garmin for the fiscal year ended December 26, 2015;

3.	Approval of the appropriation of available earnings;

4.	Approval of the payment of a cash dividend in the aggregate amount of U.S. $2.04 per outstanding share out of Garmin’s legal reserve from capital contribution in four equal installments;

5.	Discharge of the members of the Board and the Executive Management from liability for the fiscal year ended December 26, 2015;

6.	Re-election of five directors and election of one new director;

7.	Re-election of Chairman;

8.	Election of Compensation Committee members;

9.	Re-election of the independent voting rights representative;

10.	Ratification of the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016 and re-election of Ernst & Young Ltd as Garmin’s statutory auditor for another one-year term;

11.	Advisory vote on executive compensation;

12.	Binding vote to approve Fiscal Year 2017 maximum aggregate compensation for the Executive Management;

13.	Binding vote to approve maximum aggregate compensation for the Board of Directors for the period between the 2016 Annual General Meeting and the 2017 Annual General Meeting;

14.	Par Value Reduction; and

15.	Cancellation of Formation Shares

Shareholders Entitled to Vote

April 15, 2016 is the record date (the “Record Date”) for the Annual Meeting. On the Record Date there were 189,053,803 shares (excluding shares held by Garmin or any of its direct or indirect subsidiaries) outstanding and entitled to vote at the Annual Meeting. Shareholders registered in our share register at the close of business, U.S. Eastern Time, on the Record Date are entitled to vote at the Annual Meeting, except as provided below. Any additional shareholders who are registered in Garmin’s share register on May 31, 2016 will receive a copy of the proxy materials after May 31, 2016 and are entitled to attend and vote, or grant proxies to vote, at the Annual Meeting. Shareholders not registered in Garmin’s share register as of May 31, 2016 will not be entitled to attend, vote or grant proxies to vote at, the Annual Meeting. No shareholder will be entered in Garmin’s share register as a shareholder with voting rights between the close of business on May 31, 2016 and the opening of business on the day following the Annual Meeting. Computershare Trust Company, N.A., which maintains Garmin’s share register, will, however, continue to register transfers of Garmin’s shares in the share register in its capacity as transfer agent during this period. Shareholders who are registered in Garmin’s share register on May 31, 2016 but have sold their shares before the meeting date are not entitled to attend, vote or grant proxies to vote at, the Annual Meeting.

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Solicitation of Proxies

The cost of soliciting proxies will be borne by Garmin. In addition to soliciting shareholders by mail and through its regular employees not specifically engaged or compensated for that purpose, Garmin will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have shares of Garmin registered in the names of such persons and, if requested, will reimburse them for their reasonable, out-of-pocket costs. Garmin may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Voting

Each shareholder is entitled to one vote on each proposal presented in this Proxy Statement for each share held. There is no cumulative voting in the election of directors. The required presence quorum for the transaction of business at the Annual Meeting is the presence in person or by proxy of shareholders holding not less than a majority of the shares entitled to vote at the meeting with abstentions, invalid ballots and broker non-votes regarded as present for purposes of establishing the quorum.

A shareholder who purchases shares from a registered holder after the Record Date but before May 31, 2016 and who wishes to vote his or her shares at the Annual Meeting must ask to be registered as a shareholder with respect to such shares in our share register prior to May 31, 2016. Registered holders of our shares (as opposed to beneficial shareholders) on May 31, 2016 who sell their shares prior to the Annual Meeting will not be entitled to vote those shares at the Annual Meeting.

Each of the proposals requires the affirmative vote of a majority of the share votes cast (in person or by proxy) at the Annual Meeting, excluding unmarked, invalid and non-exercisable votes and abstentions.

Members of our Board and members of Executive Management are not allowed to vote on the proposal to discharge the members of the Board and the Executive Management from liability for the fiscal year ended December 26, 2015.

Shareholder ratification of the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016 is not legally required, but your views are important to the Audit Committee and the Board. If shareholders do not ratify the appointment of Ernst & Young LLP, our Audit Committee will reconsider the appointment of Ernst & Young LLP as Garmin’s independent auditor.

The proposal relating to the advisory vote on executive compensation is advisory and non-binding on Garmin. However, the Compensation Committee of our Board will review voting results on this proposal and will give consideration to such voting.

Abstentions and Broker Non-Votes

Pursuant to Garmin’s Articles of Association, (i) shares represented at the Annual Meeting which are not voted on any matter and (ii) shares which are represented by “broker non-votes” (i.e., shares held by brokers or nominees which are represented at the Annual Meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal pursuant to applicable New York Stock Exchange (“NYSE”) rules) are not included in the determination of the shares voting on such matter. Therefore, shares represented at the Annual Meeting which are not voted on any matter and shares represented by “broker non-votes” will not be counted toward the determination of the majority required to approve the proposals submitted to the Annual Meeting and, therefore, will not have the effect of a vote against such proposals.

Although brokers have discretionary authority to vote shares of Broker Customers on “routine” matters, they do not have authority to vote shares of Broker Customers on “non-routine” matters under NYSE rules. We believe that the following proposals to be voted on at the Annual Meeting will be considered to be “non-routine” under NYSE rules and, therefore, brokers will not be able to vote shares owned by Broker Customers with respect to these proposals unless the broker receives instructions from such customers: Proposal No. 5 (discharge of the members of the Board and Executive Management from liability for the fiscal year ended December 26, 2015), Proposal No. 6 (re-election of five directors and election of one new director); Proposal No. 7 (re-election of Chairman); Proposal No. 8 (election of Compensation Committee members); Proposal No. 11 (advisory vote on executive compensation); Proposal No. 12 (binding vote to approve Fiscal Year 2017 maximum aggregate compensation for the Executive Management); and Proposal No. 13 (binding vote to approve maximum aggregate compensation for the Board of Directors for the period between the 2016 Annual Meeting and the 2017 Annual Meeting.

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How Shareholders Vote

Shareholders, Plan Participants and Broker Customers may vote (or in the case of Plan Participants, may direct the trustee of the Garmin International, Inc. Retirement Plan to vote) their shares as follows:

Shares of Record

Shareholders may only vote their shares if they or their proxies are present at the Annual Meeting. Shareholders may appoint as their proxy the independent voting rights representative, the law firm of Reiss + Preuss LLP, 200 West 41st Street, 20th Floor, New York, NY 10018, USA to vote their shares by checking the appropriate box on the enclosed proxy card and the independent voting rights representative will vote all shares for which it is the proxy as specified by the shareholders on the proxy card. A registered shareholder desiring to name as proxy someone other than the independent voting rights representative may do so by crossing out the name of the independent voting rights representative on the proxy card and inserting the full name of such other person. In that case, the shareholder must sign the proxy card and deliver it to the person named, and the person named must be present, present appropriate identification and vote at the Annual Meeting.

Shares owned by shareholders who have timely submitted a properly executed proxy card and specifically indicated their votes will be voted as indicated. Shares owned by shareholders who have timely submitted a properly executed proxy card and have not specifically indicated their votes instruct the independent voting rights representative to vote in the manner recommended by the Board. If any modifications to agenda items or proposals identified in the Invitation to the Annual Meeting or other matters on which voting is permissible under Swiss law are properly presented at the Annual Meeting for consideration, you instruct the independent voting rights representative, in the absence of other specific instructions, to vote in accordance with the recommendations of the Board.

We urge you to return your proxy card by the close of business, U.S. Central Time on June 6, 2016 to ensure that your proxy can be timely submitted.

Shares Held Under the Garmin International, Inc. Retirement Plan

On the voting instructions card, Plan Participants may instruct the trustee of our Retirement Plan how to vote the shares allocated to their respective participant accounts. The trustee will vote all allocated shares accordingly. Shares for which inadequate or no voting instructions are received will not be voted by the trustee. The trustee of our Retirement Plan may vote shares allocated to the accounts of the Plan Participants either in person or through a proxy.

Shares Held Through a Broker or Other Nominee

Each broker or nominee must solicit from the Broker Customers directions on how to vote the shares, and the broker or nominee must then vote such shares in accordance with such directions. Brokers or nominees are to forward the Notice to the Broker Customers, at the reasonable expense of Garmin if the broker or nominee requests reimbursement. See “Abstentions and Broker Non-Votes”.

Revoking Proxy Authorizations or Instructions

Until the polls for a particular proposal on the agenda close (or in the case of Plan Participants, until the trustee of the Retirement Plan votes), voting instructions or votes of Record Holders and voting instructions of Plan Participants may be revoked or recast with a later-dated, properly executed and delivered proxy card or, in the case of Plan Participants, a voting instruction card. Otherwise, shareholders may not revoke a vote, unless: (a) in the case of a Record Holder, the Record Holder either (i) attends the Annual Meeting and casts a ballot at the meeting or (ii) delivers a written revocation to the independent voting rights representative at any time before the Chairman of the Annual Meeting closes the polls for a particular proposal on the agenda; (b) in the case of a Plan Participant, the revocation procedures of the trustee of the Retirement Plan are followed; or (c) in the case of a Broker Customer, the revocation procedures of the broker or nominee are followed.

Attendance and Voting in Person at the Annual Meeting

Attendance at the Annual Meeting is limited to Record Holders or their properly appointed proxies, beneficial owners of shares having evidence of such ownership, and guests of Garmin. Plan Participants and Broker Customers, absent special direction to Garmin from the respective Retirement Plan trustee, broker or nominee, may only vote by instructing the trustee, broker or nominee and may not cast a ballot at the Annual Meeting. Record Holders may vote by casting a ballot at the Annual Meeting.

Security measures will be in place at the meeting, and briefcases, handbags and packages are subject to inspection. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be used during the meeting. Anyone who refuses to comply with these requirements will not be admitted, or, if admitted, will be required to leave.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 15, 2016, Garmin had outstanding 189,053,803 shares (excluding shares held by Garmin or any of its direct or indirect subsidiaries). The following table contains information as of April 15, 2016 concerning the beneficial ownership of shares by: (i) beneficial owners of shares who have publicly filed a report acknowledging ownership of more than 5% of the number of outstanding shares; (ii) each director and nominee; (iii) each executive officer named in the Summary Compensation Table; and (iv) all the directors and executive officers as a group. No officer or director of Garmin owns any equity securities of any subsidiary of Garmin. Unless otherwise indicated, the address for each person named below is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062, USA.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	(1)	Percent of Class	(2)
BlackRock, Inc.(3)
Shareholder	10,146,858	(3)	5.37%
Danny J. Bartel
Vice President, Worldwide Sales of Garmin International, Inc.	200,817	(4)		*
Douglas G. Boessen
CFO and Treasurer	4,247	(5)		*
Jonathan Burrell(6)
Shareholder	28,522,970	(6)	15.09%
Donald H. Eller, Ph.D
Director	467,205	(7)		*
Andrew R. Etkind
Vice President, General Counsel and Corporate Secretary	123,193	(8)		*
Joseph J. Hartnett
Director	5,433	(9)		*
Min H. Kao, Ph.D
Director and Executive Chairman	33,494,193	(10)	17.72%
Ruey-Jeng Kao(11)
Shareholder	10,177,962	(11)	5.38%
Matthew Munn
Vice President and Managing Director, Automotive OEM	4,709	(12)		*
Charles W. Peffer
Director	28,940	(13)		*
Clifton A. Pemble
Director, President and CEO	249,415	(14)		*
Thomas P. Poberezny
Director	14,468	(15)		*
Rebecca R. Tilden
Director Nominee	0			*
The Vanguard Group -23-1945930(16)
Shareholder	9,688,158	(16)	5.12%
Directors and Executive Officers as a Group
(10 persons)	34,592,620	(17)	18.30%
*	Less than 1% of the outstanding shares
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options or stock appreciation rights held by that person that are currently exercisable as of April 15, 2016 or within 60 days of such date, and shares of restricted stock units that will be released to that person within 60 days of April 15, 2016 upon vesting of restricted stock unit awards, are deemed outstanding. The holders may disclaim beneficial ownership of any such shares that are owned by or with family members, trusts or other entities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to Garmin’s knowledge, each shareholder named in the table has sole voting power and dispositive power with respect to the shares set forth opposite such shareholder’s name. In addition, except as indicated in the footnotes to this table, to Garmin’s knowledge, each shareholder named in the table owns the shares set forth opposite such shareholder’s name directly.
(2)	The percentage is based upon the number of shares outstanding as of April 15, 2016 (excluding shares held directly or indirectly in treasury) and computed as described in footnote (1) above.
(3)	Information is based on a Schedule 13G filed on February 9, 2016 by BlockRock, Inc. According to the Schedule 13G, BlackRock, Inc.’s address is 55 East 52nd Street, New York, NY 10055.
(4)	Mr. Bartel’s beneficial ownership includes 67,500 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of April 15, 2016. In addition to the 200,817 shares, 1,400 shares are held in an account on which Mr. Bartel’s spouse has signing authority, over which Mr. Bartel does not have any voting or dispositive power. Mr. Bartel disclaims beneficial ownership of the 1,400 shares held in the account on which his spouse has signing authority.

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(5)	Mr. Boessen’s beneficial ownership includes 2,536 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of April 15, 2016.
(6)	Information is based on a Schedule 13G Amendment No. 10 filed by Mr. Burrell on February 24, 2016. According to the Schedule 13G Amendment, Mr. Burrell’s address is P.O. Box 507, Stillwell, Kansas 66085. According to the Schedule 13G Amendment, Mr. Burrell’s beneficial ownership includes (i) 3,062,000 shares held in a revocable trust established by his father, Gary Burrell, and for which Jonathan Burrell is a co-trustee, as to which shares Jonathan Burrell has shared voting and dispositive power; (ii) 7,423,570 shares held in a revocable trust established by his mother and for which Jonathan Burrell is a co-trustee, as to which shares Jonathan Burrell has shared voting and dispositive power; (iii) 8,897,400 shares held in three charitable lead annuity trusts established by his father, Gary Burrell, and for which Jonathan Burrell is a co-trustee; (iv) 3,000,000 shares held in a Delaware limited liability company, as to which shares Mr. Burrell has shared voting and dispositive voting power; (v) 6,080,000 shares held in eight grantor retained annuity trusts established by his mother and for which Jonathan is a co-trustee; and (vi) 60,000 shares held in the reporting person’s revocable trust, as to which shares Mr. Burrell has sole voting and dispositive power.
(7)	Dr. Eller’s beneficial ownership includes 21,790 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of April 15, 2016 and 2,551 shares that will be released to him within 60 days of April 15, 2016 upon vesting of restricted stock units awards.
(8)	Mr. Etkind’s beneficial ownership includes 85,000 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of April 15, 2016.
(9)	Mr. Hartnett’s beneficial ownership includes 2,551 shares that will be released to him within 60 days of April 15, 2016 upon vesting of restricted stock units awards.
(10)	Of the 33,494,193 shares, (i) 9,161,654 shares are held by the Min-Hwan Kao Revocable Trust 9/28/95, over which Dr. Kao has sole voting and dispositive power, and (ii) 24,332,539 shares are held by revocable trusts established by Dr. Kao’s children over which Dr. Kao has shared voting and dispositive power. In addition to the 33,494,193 shares, 5,207,824 shares are held by a revocable trust established by Dr. Kao’s wife, over which Dr. Kao does not have any voting or dispositive power. Dr. Kao disclaims beneficial ownership of the 5,207,824 shares held by the revocable trust established by his wife.
(11)	Mr. Kao’s address is c/o Fortune Land Law Offices, 8th Floor, 132, Hsinyi Road, Section 3, Taipei, Taiwan. The 10,177,962 shares are held by Karuna Resources Ltd. Mr. Kao owns 100% of the voting power of Karuna Resources Ltd. Mr. Kao is the brother of Dr. Min Kao.
(12)	Mr. Munn’s beneficial ownership includes 292 shares that will be released to him within 60 days of April 15, 2016 upon vesting of restricted stock units awards.
(13)	Mr. Peffer’s beneficial ownership includes 13,653 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of April 15, 2016 and 2,551 shares that will be released to him within 60 days of April 15, 2016 upon vesting of restricted stock units awards.
(14)	Mr. Pemble’s beneficial ownership includes 182,013 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of April 15, 2016. Of the 249,415 shares, 500 shares are held by children of Mr. Pemble who share the same household.
(15)	Mr. Poberezny’s beneficial ownership includes 5,981 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of April 15, 2016 and 2,551 shares that will be released to him within 60 days of April 15, 2016 upon vesting of restricted stock units awards.
(16)	Information is based on a Schedule 13G filed on February 10, 2016 by The Vanguard Group – 23-1945930. According to the Schedule 13G, The Vanguard Group – 23-1945930’s address is 100 Vanguard Blvd., Malvern, PA 19355.
(17)	The number includes 378,473 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of April 15, 2016, and 10,496 shares that will be released upon vesting of restricted stock unit awards within 60 days of April 15, 2016. Individuals in the group have disclaimed beneficial ownership as to a total of 5,209,224 of the shares listed.

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PROPOSAL ONE	Election of Andrew Etkind as the ad hoc Chairman of the Annual Meeting

Proposal 14 (par value reduction) and Proposal 15 (cancellation of Formation Shares) require amendments to Garmin’s Articles of Association. In order for these amendments to take effect they must be carried out before a Swiss notary public and authenticated by such notary public in the form of a public deed (öffentliche Urkunde) and then registered with the Commercial Register (Handelsregister) of the Canton of Schaffhausen, Switzerland. A Swiss notary public can act only within the territory of the Swiss Canton where he or she is licensed as a notary public. Therefore, it is necessary for this Annual Meeting to be held in Switzerland. To facilitate attendance at the Annual Meeting by shareholders resident in the USA, we are holding the Annual Meeting simultaneously in Zurich, Switzerland and Olathe, Kansas with a live video and audio link between the two locations. Since the Chairman of the meeting and the notary public are both required to be at the Zurich location, the Board proposes that Mr. Andrew Etkind, Garmin’s Vice President and General Counsel, who is based at Garmin’s headquarters in Switzerland, be elected as ad hoc Chairman of this Annual Meeting for the purpose of complying with all the necessary formalities under Swiss law.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ANDREW ETKIND AS THE AD HOC CHAIRMAN OF THE MEETING.

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PROPOSAL TWO	Approval of Garmin’s 2015 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 26, 2015 and the statutory financial statements of Garmin for the fiscal year ended December 26, 2015

The consolidated financial statements of Garmin for the fiscal year ended December 26, 2015 and the Swiss statutory financial statements of Garmin for the fiscal year ended December 26, 2015 are contained in the 2015 Annual Report of Garmin on Form 10-K which was mailed to all registered shareholders with this proxy statement. A copy of this Annual Report on Form 10-K is available in the Investor Relations section of Garmin’s website at www.garmin.com. The 2015 Annual Report on Form 10-K also contains the reports of Ernst & Young Ltd, Garmin’s auditors pursuant to the Swiss Code of Obligations, and information on our business activities and financial situation.

Under Swiss law, the 2015 Annual Report on Form 10-K and the consolidated financial statements and Swiss statutory financial statements must be submitted to shareholders for approval at each annual general meeting.

Ernst & Young Ltd as Garmin’s statutory auditor, has issued a recommendation to the Annual Meeting that the statutory financial statements of Garmin for the fiscal year ended December 26, 2015 be approved. As Garmin’s statutory auditor, Ernst & Young Ltd has expressed its opinion that such statutory financial statements and the proposed appropriation of available earnings comply with Swiss law and Garmin’s Articles of Association.

Ernst & Young Ltd has also issued a recommendation to the Annual Meeting that the consolidated financial statements of Garmin for the fiscal year ended December 26, 2015 be approved. As Garmin’s statutory auditor, Ernst & Young Ltd has expressed its opinion that such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Garmin, the consolidated results of operations and cash flows in accordance with accounting principles generally accepted in the United States (U.S. GAAP) and comply with Swiss law.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2015 ANNUAL REPORT, THE CONSOLIDATED FINANCIAL STATEMENTS OF GARMIN FOR THE FISCAL YEAR ENDED DECEMBER 26, 2015 AND THE STATUTORY FINANCIAL STATEMENTS OF GARMIN FOR THE FISCAL YEAR ENDED DECEMBER 26, 2015.

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PROPOSAL THREE	Appropriation of available earnings

Under Swiss law, the appropriation of available earnings as set forth in Garmin’s statutory financial statements must be submitted to shareholders for approval at each annual general meeting. The Board proposes the following appropriation of available earnings:

Proposed Appropriation of Available Earnings in Swiss Francs (“CHF”)
Balance brought forward from previous years	CHF	(223,591,000)
Net earnings for the period (on a stand-alone unconsolidated basis):	CHF	717,889,000
Total net earnings:	CHF	494,298,000
Resolution proposed by the Board of Directors:
- RESOLVED, that the net earnings for the period of CHF 494,298,000 shall be carried forward.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROPRIATION OF AVAILABLE EARNINGS.

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PROPOSAL FOUR	Payment of a cash dividend in the aggregate amount of U.S. $2.04 per outstanding share out of Garmin’s legal reserve from capital contribution in four equal installments

Under Swiss law, the shareholders must approve the payment of any dividend or distribution at a general meeting. The Board proposes to the Annual Meeting that Garmin pay a cash dividend in the amount of U.S. $2.04 per outstanding share out of Garmin’s legal reserve from capital contribution payable in four equal installments at the dates determined by the Board in its discretion, as further specified in the proposed shareholder resolution set forth below. The Board currently expects that the dividend payment and record dates will be as follows:

Dividend Date	Record Date	$ Per Share
June 30, 2016	June 16, 2016	$0.51
September 30, 2016	September 15, 2016	$0.51
December 30, 2016	December 14, 2016	$0.51
March 31, 2017	March 15, 2017	$0.51

The Board’s dividend proposal has been confirmed to comply with Swiss law and Garmin’s Articles of Association by Garmin’s statutory auditor, Ernst & Young Ltd, a state-supervised auditing enterprise, representatives of which will be present at the Annual Meeting. The Board proposes the following resolutions with respect to the dividend:

Legal Reserve from Capital Contribution as per December 26, 2015		CHF	5,091,539,000
Resolutions proposed by the Board of Directors:
•	RESOLVED, that Garmin, out of, and limited at a maximum to the amount of, the Dividend Reserve (as defined below), pay a cash dividend in the amount of U.S. $2.04 per outstanding share[1] out of Garmin’s legal reserve from capital contribution payable in four equal installments at the dates determined by the Board of Directors in its discretion, the record date and payment date for each such installment to be announced in a press release[2] at least ten calendar days prior to the record date; and further
•	RESOLVED, that the cash dividend shall be made with respect to the outstanding share capital of Garmin on the record date for the applicable installment, which amount will exclude any shares of Garmin held by Garmin or any of its direct or indirect subsidiaries; and further
•	RESOLVED, that CHF 565,080,000[3] be allocated to dividend reserves from capital contribution (the “Dividend Reserve”) from the legal reserve from capital contribution in order to pay such dividend of U.S. $2.04 per outstanding share (assuming a total of 208,077,418 shares[4] eligible to receive the dividend); and further	CHF	(565,080,000)
•	RESOLVED that if the aggregate dividend payment is lower than the Dividend Reserve, the relevant difference will be allocated back to the legal reserve from capital contribution; and further
•	RESOLVED, that to the extent that any installment payment, when converted into Swiss francs, at a USD/CHF exchange rate prevailing at the relevant record date for the relevant installment payment, would exceed the Dividend Reserve then remaining, the U.S. dollar per share amount of that installment payment shall be reduced on a pro rata basis, provided, however, that the aggregate amount of that installment payment shall in no event exceed the then remaining Dividend Reserve.
Legal Reserve from Capital Contribution after Dividend Reserve Allocation		CHF	4,526,459,000
(1)	In no event will the dividend payment exceed a total of U.S. $2.04 per share.
(2)	The announcements will not be published in the Swiss Official Gazette of Commerce.
(3)	Based on the currency conversion rate of 0.9861 as of December 26, 2015, with a total of 208,077,418 shares eligible for payout (based on the number of shares issued as at December 26, 2015), the aggregate Dividend Reserve would be CHF 565,080,000. The amount of the Dividend Reserve, calculated on the basis of the Company’s issued shares as at December 26, 2015, includes a 35% margin to accommodate (i) unfavorable currency fluctuation and (ii) new share issuance (see footnote 4 below) that may occur between the time when the dividend is approved by shareholders and when the last installment payment is made. Unused dividend reserves will be returned to the legal reserve from capital contribution after the last installment payment.
(4)	This number is based on the registered share capital as at December 26, 2015. The number of shares eligible for dividend payments may change due to the repurchase of shares, the sale of treasury shares or the issuance of new shares, including (without limitation) from the conditional share capital reserved for the employee profit sharing program.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PAYMENT OF A CASH DIVIDEND IN THE AGGREGATE AMOUNT OF U.S. $2.04 PER OUTSTANDING SHARE OUT OF GARMIN’S LEGAL RESERVE FROM CAPITAL CONTRIBUTION IN FOUR EQUAL INSTALLMENTS

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PROPOSAL FIVE	Discharge of the members of the Board of Directors and the Executive Management from liability for the fiscal year ended December 26, 2015

In accordance with Article 698, paragraph 2, item 5 of the Swiss Code of Obligations, it is customary for Swiss companies to request shareholders at the annual general meeting to discharge the members of the Board of Directors and the Executive Management from personal liability for their activities during the preceding fiscal year. This discharge is only effective with respect to facts that have been disclosed to shareholders and only binds shareholders who either voted in favor of the proposal or who subsequently acquired shares with knowledge that shareholders have approved this proposal. In addition, shareholders who vote against this proposal, abstain from voting on this proposal, do not vote on this proposal, or acquire their shares without knowledge of the approval of this proposal, may bring, as a plaintiff, any claims in a shareholder derivative suit within six months after the approval of the proposal. After the expiration of the six-month period, such shareholders will generally no longer have the right to bring, as a plaintiff, claims in shareholder derivative suits against the directors and the management.

Pursuant to Article 23.1 of the Organizational Regulations of Garmin Ltd., the Executive Management consists of the Chief Executive Officer and such other officers expressly designated by the Board to be members of the Executive Management. The Board has designated the Chief Executive Officer and the Chief Financial Officer to be the members of Executive Management.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE DISCHARGE OF THE MEMBERS OF THE BOARD AND THE EXECUTIVE MANAGEMENT FROM LIABILITY FOR THE FISCAL YEAR ENDED DECEMBER 26, 2015.

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PROPOSAL SIX	Re-election of five directors and election of one new director

Pursuant to Swiss law and our Articles of Association, the members of our Board of Directors must be elected annually and individually for a term extending until completion of the next annual general meeting.

The Board has nominated the following persons, each of whom is currently a director of Garmin, to stand for re-election for a term extending until completion of the annual general meeting in 2017: Donald H. Eller, Joseph J. Hartnett, Min H. Kao, Charles W. Peffer and Clifton A. Pemble. The Board has also nominated Rebecca R. Tilden to stand for election for a term extending until completion of the annual general meeting in 2017.

References to the length of time during which (and, in the case of persons who are employees of Garmin, the positions in which they have served) the nominees for re-election have served as directors and/ or employees of Garmin in their biographies included in this section of this Proxy Statement refer to their service as directors and/or officers of both (i) Garmin Ltd., a Cayman Islands company (“Garmin Cayman”) which was the ultimate parent holding company of the Garmin group of companies until June 27, 2010 and (ii) Garmin Ltd., a Swiss company, which became the ultimate parent holding company of the Garmin group of companies on June 27, 2010 pursuant to a scheme of arrangement under Cayman Islands law that was approved by the shareholders of Garmin Cayman on May 20, 2010.

Dr. Eller, Mr. Hartnett, Dr. Kao, Mr. Peffer, Mr. Pemble and Ms. Tilden have each indicated that they are willing and able to continue to serve as directors if re-elected or, in the case of Ms. Tilden, to serve if elected, and have consented to being named as nominees in this Proxy Statement.

Donald H. Eller, age 73, has served as a director of Garmin since March 2001. Dr. Eller has been a private investor since January 1997. From September 1979 to November 1982 he served as the Manager of Navigation System Design for a division of Magnavox Corporation. From January 1984 to December 1996, he served as a consultant on Global Positioning Systems and other navigation technology to various U.S. military agencies and U.S. and foreign corporations. Dr. Eller holds B.S., M.S. and Ph.D. degrees in Electrical Engineering from the University of Texas. Dr. Eller has not been a member of the board of directors of any other entity during the last five years.

The Board has concluded that Dr. Eller should be nominated for re-election as a director of Garmin because: (1) his significant experience in the navigation and GPS fields provides the Board with valuable experience in the technology utilized by Garmin and its potential applications; (2) he meets the requirements to be an independent director as defined in the listing standards for the NASDAQ Global Select Market; and (3) he satisfies the general criteria described below under “Nominating and Corporate Governance Committee”.

Joseph J. Hartnett, age 60, has been a director of Garmin since June 2013. Mr. Hartnett served as President and Chief Executive Officer of Ingenient Technologies, Inc., a multimedia software development company headquartered in Rolling Meadows, Illinois, from April 2008 through November 2010. He joined Ingenient as Chief Operating Officer in September 2007. Mr. Hartnett left Ingenient following the sale of the company and completion of post-sale activities. Prior to Ingenient, Mr. Hartnett served as President and Chief Executive Officer of U.S. Robotics Corporation, a global Internet communications product company headquartered in Schaumburg, Illinois, from May 2001 through October 2006. He was Chief Financial Officer of U.S. Robotics from June 2000 to May 2001. Prior to U.S. Robotics, Mr. Hartnett was a partner with Grant Thornton LLP where he served for over 20 years in various leadership positions at the regional, national and international level. Mr. Hartnett is a licensed Certified Public Accountant in the State of Illinois and holds a Bachelor’s degree in Accounting from the University of Illinois at Chicago. Mr. Hartnett has been a director of Sparton Corporation (NYSE: SPA) since September 2008 and was chairman of the board of directors of Sparton from October 2014 to February 2016. In February 2016 Mr. Hartnett was appointed as interim president and chief executive officer of Sparton. Mr. Hartnett served as a member of the audit committee of Sparton from September 2008 to February 2016 He is a past chairman of the audit committee, past member of the compensation committee and past member of the nominating and corporate governance committee of Sparton. Mr. Hartnett was a director of Crossroads Systems, Inc. (NASDAQ: CRDS) from March 2011 to June 2013. Mr. Hartnett previously served as chairman of the audit committee at Crossroads and as a member of the compensation committee and of the nominating and corporate governance committee. He is also a former director of both U.S. Robotics Corporation and Ingenient Technologies, Inc.

The Board has concluded that Mr. Hartnett should be nominated for re-election as a director of Garmin because: (1) his 20 years of experience as a Certified Public Accountant with Grant Thornton LLP and his experience as the chairman of the audit committee of two other public companies gives him strong qualifications to be a member of the Audit Committee of the Board, and he qualifies as an “audit committee financial expert” as defined by the SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002; (2) he has significant industry experience as a senior executive in the areas of international business, operations management, executive leadership, strategic planning and finance, as well as extensive corporate governance, executive compensation and financial experience; (3) he meets the requirements to be an independent director as defined in the listing standards for the NASDAQ Global Select Market; and (4) he satisfies the general criteria described below under “Nominating and Corporate Governance Committee”.

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Min H. Kao, age 67, has served as Executive Chairman of Garmin since January 2013. Dr. Kao served as Chairman of Garmin from September 2004 to December 2012 and was previously Co-Chairman of Garmin from August 2000 to August 2004. He served as Chief Executive Officer of Garmin from August 2002 to December 2012 and previously served as Co-Chief Executive Officer from August 2000 to August 2002. Dr. Kao has served as a director and officer of various subsidiaries of Garmin since August 1990. Dr. Kao holds Ph.D. and MS degrees in Electrical Engineering from the University of Tennessee and a BS degree in Electrical Engineering from National Taiwan University. Dr. Kao has not been a member of the board of directors of any entity other than Garmin or various subsidiaries of Garmin during the last five years.

The Board has concluded that Dr. Kao should be nominated for re-election as a director of Garmin because: (1) he is one of the co-founders of Garmin and its various subsidiaries; (2) he possesses over 25 years of experience in Garmin’s operations and has a high level of relevant technical and business knowledge and experience; (3) he is uniquely positioned to understand Garmin’s vision and values; and (4) he satisfies the general criteria described below under “Nominating and Corporate Governance Committee”.

Charles W. Peffer, age 68, has been a director of Garmin since August 2004. Mr. Peffer was a partner in KPMG LLP and its predecessor firms from 1979 to 2002 when he retired. He served in KPMG’s Kansas City office as Partner in Charge of Audit from 1986 to 1993 and as Managing Partner from 1993 to 2000. Mr. Peffer is a director of Sensata Technologies Holding N.V., NPC International, Inc., HDSupply Holdings, Inc. and of the Commerce Funds, a family of seven mutual funds.

The Board has concluded that Mr. Peffer should be nominated for re-election as a director of Garmin because: (1) his significant experience with KPMG and its predecessor firms gives him strong qualifications to be a member of the Audit Committee of the Board, and he qualifies as an “audit committee financial expert” as defined by the SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002; (2) he meets the requirements to be an independent director as defined in the listing standards for the NASDAQ Global Select Market; and (3) he satisfies the general criteria described below under “Nominating and Corporate Governance Committee”.

Clifton A. Pemble, age 50, has served as a director of Garmin since August 2004 and has been President and Chief Executive Officer of Garmin since January 2013. Mr. Pemble served as President and Chief Operating Officer of Garmin from October 2007 to December 2012. He has served as a director and officer of various subsidiaries of Garmin since August 2003. He has been President and Chief Executive Officer of Garmin International, Inc. since January 2013. Previously, he served as Chief Operating Officer of Garmin International, Inc. from October 2007 to December 2012 and he was Vice President, Engineering of Garmin International, Inc. from 2005 to October 2007, Director of Engineering of Garmin International, Inc. from 2003 to 2005, Software Engineering Manager of Garmin International, Inc. from 1995 to 2002, and a Software Engineer with Garmin International, Inc. from 1989 to 1995. Garmin International, Inc. is a subsidiary of Garmin. Mr. Pemble holds BA degrees in Mathematics and Computer Science from MidAmerica Nazarene University. Mr. Pemble has not been a member of the board of directors of any entity other than Garmin and various subsidiaries of Garmin during the last five years.

The Board has concluded that Mr. Pemble should be nominated for re-election as a director of Garmin because: (1) he has served Garmin and its various operating subsidiaries in many important roles for over 25 years; (2) he has a high level of relevant technical and business knowledge and experience; (3) he has a keen understanding of Garmin’s vision and values; and (4) he satisfies the general criteria described below under “Nominating and Corporate Governance Committee”.

Rebecca R. Tilden, age 61, has been an independent consultant on corporate governance, compliance and risk management since 2012. She served as Senior Vice President, General Counsel and Secretary of Applebee’s International, Inc. from 2003 to 2007. Following the acquisition of Applebee’s by DineEquity, Inc., she was Vice President and Brand Counsel of DineEquity from 2007 to 2012 and Interim General Counsel in 2010. Prior to joining Applebee’s, Ms. Tilden served as Vice President, Assistant General Counsel and Secretary of Aventis Pharmaceuticals, Inc. (formerly, Marion Laboratories, Inc.). Since 2014, Ms. Tilden has been Chair of the Board of Public Television 19, Inc. a non-profit corporation which operates the PBS television station in Kansas City. She has been a member of its board of directors since 2006 and has also served on its Executive and Audit Committees. Ms. Tilden holds a BS degree from Iowa State University and a JD degree from the University of Iowa and is a licensed attorney in Missouri and Kansas.

The Board has concluded that Ms. Tilden should be nominated for election as a director of Garmin because: (1) she has significant experience in corporate governance, compliance and risk management; (2) her prior experience as in-house counsel and as chief legal officer of a public company has provided her with significant hands-on experience in a broad range of legal matters, including compliance, litigation management, acquisitions and complex contracts; (3) she meets the requirements to be an independent director as defined in the listing standards for the NASDAQ Global Select Market; and (4) she satisfies the general criteria described below under “Nominating and Corporate Governance Committee”.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF EACH OF THESE NOMINEES.

Director Independence

The Board has determined that Dr. Eller, Mr. Hartnett, Mr. Peffer and Mr. Poberezny, who constitute a majority of the Board, are independent directors as defined in the listing standards for the NASDAQ Global Select Market. The Board has also determined that Ms. Tilden would be an independent director as defined in the listing standards for the NASDAQ Global Select Market if she is elected to the Board at the Annual Meeting.

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Board Meetings and Standing Committee Meetings

Meetings

The Board held four meetings and took action by unanimous written consent four times during the fiscal year ended December 26, 2015. Four executive sessions of the independent directors were held in 2015. The Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”). During the 2015 fiscal year, the Audit Committee held four meetings and took action by unanimous written consent once, the Compensation Committee held five meetings and took action by unanimous written consent once, and the Nominating Committee held two meetings and took action by written consent once. Each director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees on which such director served. It is Garmin’s policy to encourage directors to attend Garmin’s annual general meeting. All of the directors of Garmin attended the 2015 annual general meeting.

Audit Committee

Messrs. Peffer (Chairman), Hartnett and Poberezny serve as the members of the Audit Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is available on Garmin’s website at www.garmin.com. The functions of the Audit Committee include overseeing Garmin’s financial reporting processes on behalf of the Board, and appointing, and approving the fee arrangement with Ernst & Young LLP, Garmin’s independent registered public accounting firm and Ernst & Young Ltd, Garmin’s statutory auditor. The Board has determined that Mr. Hartnett and Mr. Peffer are “audit committee financial experts” as defined by the SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Board has determined that all the members of the Audit Committee are independent (as defined by the listing standards of the NASDAQ Global Select Market). If elected to the Board at the Annual Meeting, it is expected that Ms. Tilden would replace Mr. Poberezny as a member of the Audit Committee.

Compensation Committee

Messrs. Poberezny (Chairman), Eller, Hartnett and Peffer serve as the members of the Compensation Committee. Our Articles of Association provide that the Compensation Committee shall, among other things, (1) consider and make recommendations to the Board of Directors; (2) assist the Board of Directors in discharging its responsibilities relating to compensations and related disclosure of the members of Executive Management, including the development of policies relating to Executive Management compensation and benefit programs; and (3) prepare and recommend to the Board of Directors the proposals of the Board of Directors to the general meeting of the shareholders regarding the compensation of the Board of Directors and the Executive Management. In addition, the Board has adopted a written charter for the Compensation Committee, a copy of which is available on Garmin’s website at www.garmin.com. The primary responsibilities of the Compensation Committee are to (a) review, approve and oversee Garmin’s compensation philosophy, policies and objectives for executives and principal senior officers, as well as the programs, plans, practices and procedures for their implementation in a manner that is consistent with corporate strategies and goals; (b) ensure that Garmin’s compensation programs and practices are effective in attracting, retaining and motivating highly qualified personnel (c) with respect to compensation of the Executive Chairman, Chief Executive Officer (“CEO”) and other principal senior officers, annually: (i) review and approve the corporate goals and objectives that are aligned with the achievement of the Company’s long-term strategic plans, (ii) evaluate their performance in light of those goals and objectives; (iii) determine the CEO’s compensation level, as well as the components and structure of his or her compensation package, based on his or her performance evaluation, recent compensation history, and the application of any policies and procedures established by the Compensation Committee; (iv) oversee and approve the respective compensation levels, as well as the components and structure of the respective compensation packages, recommended by the CEO of the other principal senior officers based on their respective performance evaluations, recent compensation history, and the application of any policies or procedures established by the Compensation Committee; and (v) review and approve any employment, change of control, termination or other agreements with the CEO, as well as other principal senior officers, and any amendments to such agreements, (d) with respect to compensation policies for all employees, including non-executive officers, to: (i) periodically determine whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company; (ii) consider modifying, or directing Garmin to modify, policies and practices that the Compensation Committee deems to create such risks; and (iii) approve disclosures required to be included in Garmin’s annual meeting proxy statement; (e) prepare and recommend to the Board the proposals for submission at the general meeting of shareholders regarding the maximum aggregate compensation of the members of the Board (for the upcoming term of office) and the Company’s executives (for the following fiscal year), as required under applicable Swiss law; (f) review and discuss with management the proposed Compensation Discussion and Analysis section (“CD&A”) of Garmin’s annual meeting proxy statement and, based on such review and discussion, make a recommendation to the Board regarding inclusion of the CD&A in the proxy statement; and produce the annual disclosures required by applicable SEC rules and regulations and the relevant listing authority; (g) recommend to the Board changes in the amount, components and structure of compensation paid to the non-employee members of the Board for their service on the Board or its committees; (h) serve as the committee administering any equity-based compensation plans adopted by the Company; (i) approve, or, if required, submit for approval by shareholders, all new equity-based plans and any amendments to such plans; (j) review the design and oversee the administration of Garmin’s broad based employee compensation and benefit programs in a manner that is consistent with the Garmin’s compensation philosophy and long-term strategic plan; and (k) with input from the Board, annually review with

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management the plans for the orderly development and succession of all principal senior officers. The Board has determined that all the members of the Compensation Committee are independent (as defined by the listing standards of the NASDAQ Global Select Market). The processes and procedures for considering and determining executive compensation, including the Compensation Committee’s authority and role in the process, its delegation of authority to others, and the roles of Garmin executives and third-party executive compensation consultants in making decisions or recommendations on executive compensation, are described in “Executive Compensation Matters – Compensation Discussion and Analysis” below. Pursuant to Swiss law, the members of the Compensation Committee are elected annually by the shareholders at the annual general meeting. If Ms. Tilden is elected to the Board and to the Compensation Committee at the Annual Meeting, Ms. Tilden would replace Mr. Poberezny as a member of the Compensation Committee. If Mr. Hartnett is re-elected to the Board and to the Compensation Committee at the Annual Meeting, it is expected that he would be appointed as Chairman of the Compensation Committee.

Nominating and Corporate Governance Committee

Messrs. Eller (Chairman), Hartnett, Peffer and Poberezny serve as the members of the Nominating and Corporate Governance Committee (the “Nominating Committee”). The Board has adopted a written charter for the Nominating Committee. A copy of the Nominating Committee Charter is available on Garmin’s website at www.garmin.com. The primary responsibilities of the Nominating Committee are to (a) evaluate the current composition, size, role and functions of the Board and its committees to oversee successfully the business and affairs of Garmin and make recommendations to the Board for approval, except with respect to the size of the Board, make recommendations to the Board for submission to shareholders for approval; (b) determine director selection criteria and conduct searches for prospective directors whose skills and attributes reflect these criteria; (c) recommend and evaluate nominees for election to the Board; (d) evaluate and make recommendations to the Board concerning the appointment of directors to serve on each standing committee and the selection of Board committee chairpersons, except that, as required by mandatory Swiss law, members of the Compensation Committee shall be elected by the shareholders; (e) evaluate and make recommendations to the Board of a nominee for election by the shareholders to serve as Chairman of the Board; (f) evaluate prior to each annual general meeting, and report to the Board on, the financial literacy of the Audit Committee members and whether the Audit Committee has at least one Audit Committee Financial Expert and one Audit Committee member who has accounting or related financial management expertise; (g) evaluate prior to each annual general meeting, and report to the Board on, the independence of director nominees and Board members under applicable laws, regulations, and stock exchange listing standards; (h) create and implement a process for the Board to annually evaluate its own performance; (i) oversee a Company orientation program for new directors and a continuing education program for current directors; (j) recommend to the Board Corporate Governance Guidelines; (k) review periodically the Corporate Governance Guidelines and recommend such modifications to the Board as the Governance Committee deems appropriate; (l) oversee Garmin’s corporate governance practices, including reviewing and recommending to the Board for approval any changes to the other documents and policies in the Company’s corporate governance framework, including its articles of association and organizational regulations; (m) verify that the Board and each Board committee has annually evaluated its own performance; (n) review and/ or investigate any matters pertaining to the integrity of management or the Board or any committee thereof; (o) annually evaluate the Governance Committee’s own performance and periodically evaluate the adequacy of its Charter; and (p) report to the Board on Nominating Committee actions (other than routine or administrative actions). The Board has determined that all the members of the Nominating Committee are independent (as defined by the listing standards of the NASDAQ Global Select Market).

In selecting candidates for nomination at the annual general meeting of Garmin’s shareholders, the Nominating Committee begins by determining whether the incumbent directors desire and are qualified to continue their service on the Board. The Nominating Committee is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Board the familiarity and insight into Garmin’s affairs that its directors have accumulated during their tenure, while contributing to their work as a collective body. Accordingly, it is the policy of the Nominating Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Nominating Committee’s criteria for membership on the Board, whom the Nominating Committee believes will continue to make a valuable contribution to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. If there are Board vacancies and the Nominating Committee does not re-nominate a qualified incumbent, the Nominating Committee will consider and evaluate director candidates recommended by the Board, members of the Nominating Committee, management and any shareholder owning one percent or more of Garmin’s outstanding shares.

The Nominating Committee will use the same criteria to evaluate all director candidates, whether recommended by the Board, members of the Nominating Committee, management or a one percent shareholder. The Nominating Committee has adopted the policy that a shareholder owning one percent or more of Garmin’s outstanding shares may recommend director candidates for consideration by the Nominating Committee by writing to the Company Secretary, by facsimile at +41 52 630 1601 or by mail at Garmin Ltd., Mühlentalstrasse 2, 8200 Schaffhausen, Switzerland. The recommendation must contain the proposed candidate’s name, address, biographical data, a description of the proposed candidate’s business experience, a description of the proposed candidate’s qualifications for consideration as a director, a representation that the nominating shareholder is a beneficial or record owner of one percent or more of Garmin’s outstanding shares (based on the number of outstanding shares reported on the cover page of Garmin’s most recently filed Annual Report on Form 10-K) and a statement of the number of Garmin shares owned by such shareholder. The recommendation must also be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director of Garmin if nominated and elected. A shareholder may not recommend him or herself as a director candidate.

The Nominating Committee requires that a majority of Garmin’s directors be independent and that any independent director candidate meet the definition of an independent director under the listing standards of the NASDAQ Global Select Market. The Nominating Committee also requires that at least one independent director qualify as an audit committee financial expert. The Nominating Committee also requires that an independent director candidate should have either (a) at least ten years’ experience at a policy-making level or other level with significant decision-making responsibility in an organization or institution or (b) a high level of technical knowledge or business experience relevant to Garmin’s technology or industry. In addition, the Nominating Committee requires that an independent director candidate have such financial expertise, character, integrity, ethical standards, interpersonal skills and time to devote to Board matters as would reasonably be considered to be appropriate in order for the director to carry out his or her duties as a director.

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In evaluating a director candidate (including the nomination of an incumbent director), the Nominating Committee considers, among other things, whether the candidate meets the Nominating Committee’s requirements for independent director candidates, if applicable. The Nominating Committee also considers a director candidate’s skills and experience and diversity of background and perspective (inclusive of race, gender and ethnicity) in the context of the perceived needs of the Board at the time of consideration. Additionally, in recommending an incumbent director for re-election, the Nominating Committee considers the nominee’s prior service to Garmin’s Board and continued commitment to service on the Board. The Nominating Committee believes that the composition of the Board should reflect a diversity of experience, race, gender and ethnicity and seeks to include individuals from diverse backgrounds (inclusive of race, gender and ethnicity) with varying perspectives, professional experience, education and skills in the pool from which nominees for vacancies on the Board are chosen.

If elected to the Board at the Annual Meeting, it is expected that Ms. Tilden would replace Mr. Poberezny on the Nominating Committee.

Board Leadership Structure and Role in Risk Oversight

Prior to January 1, 2013, Min H. Kao was both Chairman of the Board and Chief Executive Officer. On January 1, 2013, Dr. Kao became Executive Chairman of the Board, and Clifton A. Pemble became President and Chief Executive Officer, thereby causing the positions of Chairman of the Board and Chief Executive Officer to be split between Dr. Kao and Mr. Pemble. The Board believes this Board leadership structure is appropriate and desirable because Mr. Pemble is well-positioned to be Chief Executive Officer since he has been at Garmin since 1989 and held a number of leadership positions prior to becoming Chief Executive Officer on January 1, 2013, including President and Chief Operating Officer, and Dr. Kao’s continued contribution as Executive Chairman adds significant value because he is a co-founder of Garmin, which gives him a unique perspective of the company’s history, vision and values. In addition, because of his significant ownership of Garmin shares, Dr. Kao’s interests are aligned with those of Garmin’s shareholders.

Garmin does not have a lead independent director. Instead, all of the independent directors play an active role on the Board. The independent directors make up a majority of the Board, and a majority of the independent directors are or have been leaders in industry with a history of exercising critical thought and sound judgment.

The entire Board performs the risk oversight role. Garmin’s Chief Executive Officer is a member of the Board, and Garmin’s Chief Financial Officer and its General Counsel regularly attend Board meetings, which helps facilitate discussions regarding risk between the Board and Garmin’s senior management, as well as the exchange of risk-related information or concerns between the Board and the senior management. Further, the independent directors meet in executive session at the majority of the regularly scheduled Board meetings to voice their observations or concerns and to shape the agendas for future Board meetings.

The Board believes that, with these practices, each director has an equal stake in the Board’s actions and oversight role and equal accountability to Garmin and its shareholders.

Compensation and Risk

Garmin regularly assesses risks related to compensation programs, including our executive compensation programs. Garmin does not believe that there are any risks arising from Garmin’s compensation policies and practices that are reasonably likely to have a material adverse effect on Garmin.

Shareholder Communications with Directors

The Board has established a process to receive communications from shareholders. Shareholders may communicate with the Board or with any individual director of Garmin by writing to the Board or such individual director in care of Garmin’s Corporate Secretary, by facsimile at +41 52 630 1601 or by mail at Garmin Ltd., Mühlentalstrasse 2, 8200 Schaffhausen, Switzerland. All such communications must identify the author as a shareholder, state the number of shares owned by the author and state whether the intended recipients are all members of the Board or just certain specified directors. The Company Secretary will make copies of all such communications and send them to the appropriate director or directors.

Compensation Committee Interlocks and Insider Participation; Certain Relationships

None of the members of the Compensation Committee is, or has ever been, an officer or employee of Garmin or any of its subsidiaries. Garmin had no compensation committee interlocks for the fiscal year ended December 26, 2015.

Garmin has adopted a written policy for the review by the Audit Committee of transactions in which Garmin is a participant and any related person will have a direct or indirect material interest in the transaction. This policy is generally designed to cover those related party transactions that would be required to be disclosed in a proxy statement, annual report on Form 10-K or registration statement pursuant to Item 404(a) of Regulation S-K. However, the policy is more encompassing in that the amount involved in a transaction covered by the policy must only exceed $60,000 while disclosure under Item 404(a) is required only if the amount involved exceeds $120,000. The policy defines the terms “transaction” and “related person” in the same manner as Item 404(a) of Regulation S-K.

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If the nature of the timing of a related party transaction is such that it is not practical to obtain advance approval by the Audit Committee, then management may enter into it, subject to ratification by the Audit Committee. If ratification is not subsequently obtained, then management must take all reasonable efforts to cause the related person transaction to be null and void.

The Audit Committee will approve or ratify only those related party transactions that it determines in good faith are in, or are not inconsistent with, the best interests of Garmin and its shareholders. In making that determination, the Audit Committee shall consider all of the relevant facts and circumstances available to it, including the benefits to Garmin and whether the related party transaction is on terms and conditions comparable to those available in arms-length dealing with an unrelated third party that can provide comparable products or services.

The Audit Committee will also annually review ongoing related party transactions after considering all relevant facts and circumstances. The Audit Committee will then determine if those transactions should be terminated or modified based on whether it is still in the best interests, or not inconsistent with the best interests, of Garmin and its shareholders.

Non-Management Director Compensation

Each Garmin director, who is not an officer or employee of Garmin, or of a subsidiary of Garmin, is compensated for service on the Board and its committees. The annual director compensation package at Garmin is designed to attract and retain highly-qualified, independent professionals to represent Garmin’s shareholders.

Each director, who is not an officer or employee of Garmin or its subsidiaries (a “Non-Management Director”), is paid an annual retainer of $85,000. Each Non-Management Director, who chairs a standing committee of the Board (other than the Audit Committee), also receives an annual retainer of $5,000. The Non-Management Director who chairs the Audit Committee receives an annual retainer of $10,000. Each Non-Management Director also receives an annual award of restricted stock units valued at $125,000.

The maximum aggregate compensation for the Board of Directors for the period between the 2016 Annual General Meeting and the 2017 Annual General Meeting submitted to shareholders for approval under proposal no. 13 reflects the above compensation program for Non-Management Directors, and also includes an annual salary for our Executive Chairman.

Garmin does not have formal stock ownership guidelines for its directors.

2015 Non-Management Director Compensation

The following table shows the compensation paid to our Non-Management Directors in 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	SAR/Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Donald Eller	$80,417	$124,973	$-	$-	$-	$-	$205,390
Joseph Hartnett	$75,417	$124,973	$-	$-	$-	$-	$200,390
Charles Peffer	$85,417	$124,973	$-	$-	$-	$-	$210,390
Thomas Poberezny	$80,417	$124,973	$-	$-	$-	$-	$205,390
(1)	This column shows the grant date fair value of stock awards granted in 2015 to each of the non-management directors. As of December 26, 2015, Messrs. Eller, Peffer and Poberezny, respectively, owned 21,790, 13,653 and 5,981 outstanding stock options and Messrs. Eller, Hartnett, Peffer and Poberezny, each owned 5,145 outstanding stock awards.

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PROPOSAL SEVEN	Re-election of Chairman

Pursuant to Swiss law, the chairman of a Swiss company listed on a stock exchange is required to be elected annually by the shareholders for a term extending until completion of the next annual general meeting.

Subject to his re-election as a member of the Board, the Board has nominated Dr. Min Kao, who is currently the Executive Chairman of Garmin, to stand for re-election as Executive Chairman for a term extending until completion of the annual general meeting in 2017. Dr. Kao has indicated that he is willing and able to continue to serve as Executive Chairman if re-elected.

Information about Dr. Kao can be found at page 19 of this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF MIN H. KAO AS EXECUTIVE CHAIRMAN.

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PROPOSAL EIGHT	Election of Compensation Committee members

Pursuant to Swiss law, the members of the compensation committee of a Swiss company listed on a stock exchange are required to be elected annually and individually by the shareholders for a term extending until completion of the next annual general meeting.

Subject to their re-election as members of the Board, the Board has nominated Donald H. Eller, Joseph J. Hartnett and Charles W. Peffer, who are currently members of the Compensation Committee, to stand for re-election as members of the Compensation Committee for a term extending until completion of the annual general meeting in 2017. If elected, Mr. Hartnett will be appointed as chairman of the Compensation Committee. Subject to her election as a member of the Board, the Board has nominated Rebecca R. Tilden to stand for election as a member of the Compensation Committee for a term extending until completion of the annual general meeting in 2017. Messrs. Eller, Hartnett, and Peffer have each indicated that they are willing and able to continue to serve as members of the Compensation Committee if re-elected and Ms. Tilden has indicated that she is willing and able to serve as a member of the Compensation Committee if elected.

Information about Messrs. Eller, Hartnett and Peffer and Ms. Tilden can be found at pages 18-19 of this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF EACH OF THESE NOMINEES.

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PROPOSAL NINE	Re-election of the independent voting rights representative

Swiss law requires that the shareholders of a Swiss company listed on a stock exchange elect annually an independent voting rights representative for a term extending until completion of the next annual general meeting.

The main duty of the independent voting rights representative is to exercise the voting rights in accordance with the instructions received from shareholders. The independent voting rights representative will not make statements, submit proposals or ask questions to the Board on behalf of shareholders. The Board has recommended that the law firm of Reiss + Preuss LLP, 200 West 41st Street, 20th Floor, New York, NY 10036, USA be re-elected as the independent voting rights representative for a term extending until completion of the annual general meeting in 2017. Reiss + Preuss LLP is a New York law firm with lawyers who have experience in Swiss legal matters. Reiss + Preuss LLP does not perform any other services for Garmin.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF REISS + PREUSS LLP AS THE INDEPENDENT VOTING RIGHTS REPRESENTATIVE.

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PROPOSAL TEN	Ratification of the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016 and re-election of Ernst & Young Ltd as Garmin’s statutory auditor for another one-year term

Ernst & Young LLP has acted as Garmin’s independent registered public accounting firm since 2000 and has been appointed by the Audit Committee to audit and certify Garmin’s financial statements for the fiscal year ending December 31, 2016.

Ernst & Young Ltd, Zurich, was re-elected as Garmin’s statutory auditor for 2015. Swiss law and our Articles of Association require that our shareholders elect annually a firm as statutory auditor. The statutory auditor’s main task is to audit our consolidated financial statements and parent company financial statements that are required under Swiss law. The Audit Committee and Board propose that Ernst & Young Ltd be re-elected as Garmin’s statutory auditor for another one-year term.

Representatives of Ernst & Young LLP and Ernst & Young Ltd will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

If the shareholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider whether to appoint Ernst & Young LLP as Garmin’s registered independent public accounting firm for the fiscal year ending December 31, 2016.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS GARMIN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016 AND RE-ELECTION OF ERNST & YOUNG LTD AS GARMIN’S STATUTORY AUDITOR FOR ANOTHER ONE-YEAR TERM.

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PROPOSAL ELEVEN	Advisory Vote on Executive Compensation

As required by Section 14A of the Securities Exchange Act of 1934, the Board proposes that shareholders be provided with an annual advisory vote on the compensation of Garmin’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and any related material disclosed in this Proxy Statement. As described in the Compensation Discussion and Analysis, the objectives of Garmin’s executive compensation program are to:

1.	Provide executive compensation that Garmin believes is fair, reasonable and competitive in order to attract, motivate and retain a highly qualified executive team;

2.	Reward executives for individual performance and contribution;

3.	Provide incentives to executives to enhance shareholder value;

4.	Reward executives for long-term, sustained individual and Company performance; and

5.	Provide executive compensation that is viewed as internally equitable by both the executives and the broader Garmin employee population.

As an advisory vote, the shareholders’ vote on this proposal is not binding on Garmin. However, we value the opinions of Garmin shareholders and the Compensation Committee of our Board plans to review voting results on this proposal and will give consideration to such voting when making future executive compensation decisions for Garmin’s Named Executive Officers.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF GARMIN’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT RELATING TO THE ANNUAL GENERAL MEETING OF SHAREHOLDERS PURSUANT TO THE EXECUTIVE COMPENSATION DISCLOSURE RULES PROMULGATED BY THE SEC.

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PROPOSAL TWELVE	Binding Vote to Approve Fiscal Year 2017 Maximum Aggregate Compensation for the Executive Management

Pursuant to Swiss law and Article 22(a) of the Articles of Association of Garmin, the shareholders must annually approve the maximum aggregate compensation of the Executive Management for the next fiscal year.

Pursuant to Article 23.1 of the Organizational Regulations of Garmin, the Executive Management consists of the Chief Executive Officer and such other officers expressly designated by the Board to be members of the Executive Management. The Board has designated the Chief Executive Officer and the Chief Financial Officer to be the members of Executive Management.

The Board proposes that the amount of U.S. $3,647,400 be approved as the maximum aggregate amount of compensation of the Executive Management for the fiscal year commencing on January 1, 2017 and ending on December 30, 2017. Such maximum aggregate amount includes all forms of cash, stock and other compensation and is based on the 2015 compensation of the Executive Management with the addition of 20% for unforeseen contingencies and possible compensation increases as shown in the table below. This amount represents the maximum possible amount that Garmin could pay to the Executive Management in the 2017 fiscal year and not necessarily the actual amount that will be paid. Actual 2017 fiscal year compensation for the Executive Management will be determined by the Compensation Committee based on company and individual performance and other relevant factors.

Maximum Aggregate Executive Management Compensation Proposal for the 2017 Fiscal Year

CEO 2016 annual salary	$690,000
CEO 2016 stock compensation (assuming full vesting of all RSUs)	$1,300,000
Maximum company contributions for CEO under retirement plan	$31,250
CFO 2016 annual salary	$567,000
CFO 2016 stock compensation (assuming full vesting of all RSUs)	$420,000
Maximum company contributions for CFO under retirement plan	$31,250
Subtotal	$3,039,500
Add 20% for possible compensation increases and all other contingencies	$607,900
TOTAL	$3,647,400	(1)
(1)	Garmin’s social security and Medicare contributions for the Executive Management pursuant to applicable law are not included in the maximum aggregate amount. The estimated aggregate amount of Garmin’s social security contributions for the Executive Management is $14,694 and Garmin is also required to pay Medicare contributions in the amount of 1.45% of all taxable income of the Executive Management.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE FISCAL YEAR 2017 MAXIMUM AGGREGATE COMPENSATION FOR THE EXECUTIVE MANAGEMENT.

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PROPOSAL THIRTEEN	Binding Vote to Approve Maximum Aggregate Compensation for the Board of Directors for the period between the 2016 Annual General Meeting and the 2017 Annual General Meeting

Pursuant to Swiss law and Article 22(a) of the Articles of Association of Garmin the shareholders must annually approve the maximum aggregate compensation of the Board of Directors for the period between the annual general meeting at which approval is sought and the next annual general meeting. This proposal is based on the Board of Directors consisting of six directors, of whom four are Non-Management Directors. Only the Non-Management Directors and the Executive Chairman are included in this proposal. The President and Chief Executive Officer, who also is a member of the Board of Directors, does not receive any compensation for his role as a director.

The Board proposes that the amount of $1,365,375 be approved as the maximum aggregate amount of compensation for the Board of Directors for the period between the 2016 annual general meeting and the 2017 annual general meeting. A description of the compensation program for the Board of Directors is provided on page 23 (the “Board Compensation Program”). The proposed maximum aggregate amount includes all forms of cash, stock and other compensation and is based on the Board Compensation Program with the addition of 10% for unforeseen contingencies and possible compensation increases as shown in the table below. This amount represents the maximum possible amount that Garmin could pay to the Board of Directors for the period between the 2016 annual general meeting and the 2017 annual general meeting and not necessarily the actual amount that will be paid. The actual amount is currently expected to be the same as provided for in the Board Compensation Program in the case of the Non-Management Directors.

Maximum Aggregate Board Compensation Proposal for the period between the 2016 AGM and the 2017 AGM

Annual Board retainer of $85,000 x 4 outside directors	$340,000
Audit Committee Chairman annual retainer	$10,000
Compensation Committee Chairman annual retainer	$5,000
Nominating Committee Chairman annual retainer	$5,000
Annual RSU grant value $125,000 x 4 outside directors	$500,000
Executive Chairman annual salary	$350,000
401(k) matching contribution for Executive Chairman under Garmin International, Inc. Retirement Plan	$18,000
Retirement contribution for Executive Chairman under Garmin International, Inc. Retirement Plan	$13,250
Subtotal	$1,241,250
Add 10% for contingencies	$124,125
TOTAL	$1,365,375	(1)
(1)	Garmin’s social security and Medicare contributions for the Executive Chairman pursuant to applicable law are not included in the maximum aggregate amount. The estimated amount of Garmin’s social security contributions for the Executive Chairman is $7,347 and Garmin is also required to pay Medicare contributions in the amount of 1.45% of all taxable income of the Executive Chairman.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MAXIMUM AGGREGATE COMPENSATION FOR THE BOARD OF DIRECTORS FOR THE PERIOD BETWEEN THE 2016 ANNUAL GENERAL MEETING AND THE 2017 ANNUAL GENERAL MEETING.

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PROPOSAL FOURTEEN	Par Value Reduction

The Board proposes to (i) reduce the par value of each registered share of Garmin from currently CHF 10 by an amount of CHF 9.90 to CHF 0.10 and allocate the aggregate par value reduction amount to Garmin’s legal reserve from capital contribution, and (ii) amend the Articles of Association of Garmin accordingly. The proposed shareholder resolution and the proposed amendments to the Articles of Association are included in Annex 1.

The purpose of the par value reduction is to increase Garmin’s legal reserve from capital contribution that is included on the Swiss standalone balance sheet of Garmin, thereby increasing Garmin’s flexibility to make future dividend payments to shareholders that can be distributed to shareholders free of the 35% Swiss withholding tax. The reduction in par value will decrease Garmin’s registered share capital from CHF 2,080,774,180 to CHF 20,807,741.80. The aggregate reduction in the registered capital of CHF 2,059,966,438.20 will be allocated to the legal reserve from capital contribution that is included on the Swiss standalone balance sheet of Garmin and will increase the amount of such reserve by CHF 2,059,966,438.20. Such legal reserve can be distributed to shareholders in the form of a dividend free of Swiss withholding tax.

If shareholders approve the general par value reduction of Garmin’s shares, the par value of each share that may be issued under the existing conditional share capital of Garmin will also be reduced from CHF 10 to CHF 0.10. Consequently, the conditional share capital of Garmin will be reduced from CHF 1,040,387,090 to CHF 10,403,870.90. However, the maximum number of shares that may be issued under the conditional share capital will remain unchanged.

In the event that any registered shares are issued out of the conditional share capital of Garmin between the date of the Annual Meeting and the date of entry of the decrease of the share capital in the Commercial Register, the par value of such newly issued registered shares will also be reduced from CHF 10 to CHF 0.10, and the respective share capital reduction amount will be allocated to Garmin’s legal reserve from capital contribution included in Garmin’s Swiss statutory standalone balance sheet.

The Swiss Code of Obligations (“CO”) requires as a condition to the par value reduction that a state supervised audit expert deliver a report prepared in accordance with Article 732 Paragraph 2 CO confirming that the receivables of the creditors of Garmin continue to be fully covered by assets after giving effect to the par value reduction. Ernst & Young Ltd, Zurich, Garmin’s auditor and a state supervised audit expert, will prepare such a report, which will be available at the Annual Meeting.

The capital reduction can only be accomplished after publication of three notices to creditors in the Swiss Official Gazette of Commerce and in the manner provided for by Garmin’s Articles of Association, the two-month time period set for the creditors to file claims has expired, all creditors who have filed claims have, to the extent so required, been satisfied or secured, and a public deed of compliance has been established. If approved by shareholders, we expect that the share capital reduction will be completed in August 2016.

Other than an accounting realignment between the line items “shares” and “additional paid in capital” reflecting the reduction in par value, it is not expected that the consolidated financial statements of Garmin and its subsidiaries will be affected.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PAR VALUE REDUCTION.

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PROPOSAL FIFTEEN	Cancellation of Formation Shares

The Board proposes that (i) 10,000,000 registered shares of Garmin held by Garmin be cancelled and (ii), as a consequence, Garmin’s Articles of Association be amended to effect a corresponding share capital reduction. The proposed shareholder resolution and the proposed amendments to the Articles of Association are included in Annex 2.

10,000,000 shares of Garmin (the “Formation Shares”) were issued in connection with the redomestication of Garmin from the Cayman Islands to Switzerland in 2010 and are currently held as treasury shares by Garmin. Under Swiss law, the aggregate par value of the registered shares held by Garmin and its subsidiaries may not exceed 10% of the registered share capital of Garmin. We may repurchase our registered shares beyond the statutory limit of 10%, however, if our shareholders have adopted a resolution at a general meeting of shareholders authorizing the Board to repurchase registered shares in an amount in excess of 10% and the repurchased shares are dedicated for cancellation. As of April 15 , 2016 Garmin and its subsidiaries held a total of 19,023,615 treasury shares (including the Formation Shares), which is equivalent to approximately 9.14% of Garmin’s registered shares. The purpose of the cancellation of the Formation Shares is to reduce the number of treasury shares held by Garmin in order to provide the flexibility for additional shares to be repurchased by Garmin and/or its subsidiaries in the future without exceeding the statutory 10% limit.

Under Swiss law, the cancellation of shares requires shareholder approval. To effect a cancellation of shares by means of a capital reduction, it is a condition that a state supervised audit expert deliver a report prepared in accordance with Article 732 Paragraph 2 CO confirming that the receivables of the creditors of the Company continue to be fully covered by assets after giving effect to the capital reduction. A respective report by Ernst & Young Ltd, Zurich, the Company’s auditor and a state supervised audit expert, will be available at the Annual Meeting.

If shareholders approve the cancellation of the Formation Shares, the reduction of the registered share capital shall be accomplished by cancelling the Formation Shares currently accounted for as a deduction to shareholder’s equity in the amount of CHF 351,190,000 and (i) reallocating share capital of Garmin in the amount of CHF 1,000,000(1) from share capital to the legal reserve from capital contribution; and (ii) setting-off the amount of CHF 351,190,000 accounted for as a deduction to shareholder’s equity against Garmin’s available earnings of CHF 494,298,000 included on Garmin’s Swiss standalone statutory balance sheet.

Because Swiss law limits the conditional share capital of a company to 50% of the registered share capital, if shareholders approve the cancellation of the Formation Shares the conditional share capital of Garmin in the aggregate amount of CHF 10,403,870.90(2) will also be reduced by the amount of CHF 500,000(3) to CHF 9,903,870.90(4) by reducing the number of shares from 104,038,709 to 99,038,709;

The capital reduction by cancellation of shares can only be accomplished after publication of three notices to creditors in the Swiss Official Gazette of Commerce and in the manner provided for by the Company’s Articles of Association, the two-month time period set for the creditors to file claims has expired, all creditors who have filed claims have, to the extent so required, been satisfied or secured, and a public deed of compliance has been established. If approved by shareholders, we expect that the share capital reduction will be completed in August 2016.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CANCELLATION OF THE FORMATION SHARES.

(1)	This figure assumes that Proposal 14 (Par Value Reduction) has been approved by the shareholders. If Proposal 14 is not approved by the shareholders, share capital of Garmin in the amount of CHF 100,000,000 would be reallocated to the legal reserve from capital contribution.

(2)	This figure assumes that Proposal 14 (Par Value Reduction) has been approved by the shareholders. If Proposal 14 is not approved by the shareholders, the conditional share capital of Garmin would be CHF 1,040,387,090.

(3)	This figure assumes that Proposal 14 (Par Value Reduction) has been approved by the shareholders. If Proposal 14 is not approved by the shareholders, the conditional share capital of Garmin would be decreased by the amount of CHF 50,000,000.

(4)	This figure assumes that Proposal 14 (Par Value Reduction) has been approved by the shareholders. If Proposal 14 is not approved by the shareholders, the conditional share capital of Garmin would be decreased to CHF 990,387,090.

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AUDIT MATTERS

Report of Audit Committee

This report is submitted by the Audit Committee of the Board.

The Board pursues its responsibility for oversight of Garmin’s financial reporting process through the Audit Committee. The Board, in its business judgment, has determined that all members of the Audit Committee are independent and financially literate as required by the applicable listing standards of the NASDAQ Stock Market. The Audit Committee operates pursuant to a charter adopted by the Board, as amended and restated on July 25, 2014, a copy of which is posted at http://www8.garmin.com/aboutGarmin/invRelations/documents/Audit_Committee_Charter.pdf. The Audit Committee and the Board annually review and assess the adequacy of the charter.

The Audit Committee meets regularly with the independent auditor, management and Garmin’s internal auditors. The independent auditor and Garmin’s internal auditors have direct access to the Audit Committee, with and without the presence of management representatives, to discuss the scope and results of their work and their comments on the adequacy of internal accounting controls and the quality of financial reporting.

In performing its oversight function, the Audit Committee reviewed and discussed Garmin’s audited consolidated financial statements for the fiscal year ended December 26, 2015 with management and with Ernst & Young LLP, the independent registered public accounting firm retained by Garmin to audit its financial statements, and with Ernst & Young Ltd., its statutory auditor. The Audit Committee received and reviewed management’s representation and the opinion of the independent registered public accounting firm and the statutory auditor that Garmin’s audited financial statements were prepared in accordance with United States generally accepted accounting principles. The Audit Committee also discussed with the independent registered public accounting firm and the statutory auditor during the 2015 fiscal year the matters required to be discussed by applicable standards and rules of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and discussed with Ernst & Young LLP the independence of their firm. The Audit Committee considered whether the non-audit services provided by Ernst & Young LLP are compatible with their independence.

Based upon the review and discussions referenced above, the Audit Committee recommended to Garmin’s Board, and the Board approved, that the audited consolidated financial statements be included in Garmin’s Annual Report on Form 10-K for the fiscal year ended December 26, 2015, for filing with the SEC.

Audit Committee

Charles W. Peffer, Chairman
Joseph J. Hartnett
Thomas P. Poberezny

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed to Garmin for the fiscal year ended December 26, 2015 and the fiscal year ended December 27, 2014 by Garmin’s independent registered public accounting firm, Ernst & Young LLP (U.S. dollars listed in thousands):

	2015	2014
Audit Fees	$2,827	$2,888
Audit Related Fees(a)(b)	$13	$-
Tax Fees(b)(c)	$-	$45
All Other Fees(d)	$3	$3
TOTAL:	$2,843	$2,936
(a)	Audit Related Fees for 2015 comprised services related to Swiss statutory compliance.
(b)	The Audit Committee has concluded that the provision of these services is compatible with maintaining the independence of Ernst & Young.
(c)	Tax Fees for 2014 consisted of tax compliance services.
(d)	All Other Fees for 2015 and 2014 are comprised of on-line subscription fees.

Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee has adopted a policy that requires advance approval by the Audit Committee of all audit services, audit-related services, tax services and other services performed by Ernst & Young. The policy provides for pre-approval by the Audit Committee annually of specifically defined services up to specifically defined fee levels. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before Ernst & Young is engaged to perform it. The Audit Committee has delegated to the Audit Committee Chairman authority to approve permitted services provided that the Chairman reports any such approval decisions to the Audit Committee at its next meeting. The Audit Committee pre-approved all services that Ernst & Young rendered to Garmin and its subsidiaries in 2015.

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EXECUTIVE COMPENSATION MATTERS

Compensation Committee Report

The Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” section of this Proxy Statement. Based upon such review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

Compensation Committee

Thomas P. Poberezny (Chairman)
Donald H. Eller
Joseph J. Hartnett
Charles W. Peffer

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides a detailed description of our executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions. This Compensation Discussion and Analysis focuses on the compensation of our Named Executive Officers for 2015, who were:

Name	Title
Dr. Min H. Kao	Executive Chairman
Clifton A. Pemble	President and Chief Executive Officer
Douglas G. Boessen	Chief Financial Officer and Treasurer
Andrew R. Etkind	Vice President, General Counsel and Secretary
Danny J. Bartel	Vice President, Worldwide Sales, Garmin International, Inc.
Matthew W. Munn	Vice President and Managing Director, Automotive OEM, Garmin International, Inc.

Our Business

Garmin is a leading, worldwide provider of navigation, communication and information devices and applications, many of which are enabled by Global Positioning System (GPS) technology. Garmin designs, develops, manufactures and markets a diverse family of hand-held, portable and fixed-mount GPS-enabled products and other navigation, communications and information products for the automotive/mobile, outdoor, fitness, marine, and general aviation markets. For a detailed discussion of our business, please see Part I, Item 1, “Business”, of our Annual Report on Form 10-K for the year ended December 26, 2015.

2015 Business Highlights

•	Total revenue of U.S. $2,820 million, with outdoor, fitness, aviation, and marine collectively growing 9% over 2014 and contributing 63% of total revenue.

•	Gross and operating margins were 54.6% and 19.5%, respectively.

•	Shipped approximately 16.2 million units, up 7% from 2014.

•	Returned U.S. $509 million of cash to shareholders, with quarterly dividends totaling $378 million and share repurchases of U.S. $131 million.

Our Compensation Philosophy

Garmin’s management and Compensation Committee consider executive compensation in light of the entire associate population in order to establish compensation practices that we believe are competitive based on our recruitment and retention experience. We also strive to establish compensation practices that are viewed as internally equitable and fair for executives, other associates, and shareholders. Executives are therefore compensated using the same elements and techniques as the broader group of associates who contribute to Garmin’s success. Garmin’s executive compensation program has achieved strong support from shareholders with over 98% of the shares voted at the 2015 Annual General Meeting of Shareholders having voted in favor of approval of the compensation of Garmin’s Named Executive Officers, as disclosed in the proxy statement for Garmin’s 2015 Annual General Meeting of Shareholders.

Executive compensation is tied to individual and company performance through use of stock compensation programs designed to align the interests of executives and shareholders based on the common goal of growing shareholder value. Garmin establishes executive compensation taking into

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account market information obtained from Equilar and through recruiting, retention, and networking. The Compensation Committee also considers other factors, such as job responsibilities and performance and the level of past compensation adjustments, as described below.

Garmin does not attempt to set compensation to meet specific benchmarks, such as targeting a specific percentile of a compensation component paid by one or more peer groups. Garmin sets executive compensation based on its knowledge of individualized contributions and capabilities of its personnel and the positions involved and the amount and form of compensation that Garmin believes is needed to attract, motivate and retain appropriate talent.

Objectives of the Compensation Program

The objectives of Garmin’s executive compensation program are to:

•	Provide executive compensation that Garmin believes is fair, reasonable and competitive in order to attract, motivate and retain a highly qualified executive team;

•	Reward executives for individual performance and contribution;

•	Provide incentives to executives to enhance shareholder value;

•	Reward executives for long-term, sustained individual and Company performance; and

•	Provide executive compensation that is viewed as internally equitable by both the executives and the broader Garmin employee population.

Key Governance Features

What We Do	What We Don’t Do
Mitigate excessive risk-taking behaviors by Named Executive Officers:
Garmin’s Board of Directors regularly reviews the risks related to our executive compensation program, and our program includes features that reduce the likelihood of our Named Executive Officers, either individually or as a group, making excessively risky business decisions that could maximize short-term results at the expense of long-term value.

Use long-term incentives to link a significant portion of pay to company performance over time:
A significant portion of each Named Executive Officer’s total compensation consists of long-term incentive compensation, such as time-based vesting restricted stock units and time-based and performance-based vesting restricted stock units, which vest over time and have their values directly linked to company performance.

Have a Clawback Policy that authorizes the Compensation Committee to recoup executive compensation:
In the event of an accounting restatement of Garmin’s financial statements due to misconduct resulting in Garmin’s material noncompliance with financial reporting requirements under securities laws, Garmin may recoup performance-based compensation received by Garmin’s executive officers. See “Adjustment or Recovery of Awards or Payments” below for a more detailed description of this policy.

Include double-trigger change in control provisions in equity awards:
Accelerated vesting of equity awards would only occur following change in control if a Named Executive Officer resigns with good reason or is terminated without cause within 12 months following the change in control.

Strongly discourage hedging and pledging of Garmin securities:
We strongly discourage Named Executive Officers from engaging in transactions pursuant to which they would hedge the economic risk of Garmin stock ownership or pledge Garmin securities as collateral for a loan. According to the Garmin Ltd. Statement of Insider Trading Policy, any Named Executive Officer or other insider who wishes to enter into such a hedging or pledging transaction must first pre-clear the proposed transaction with Garmin’s Compliance Officer. During each of 2013, 2014 and 2015 none of our Named Executive Officers or Board members engaged in any hedging or pledging transactions with respect to Garmin shares.
No severance agreements:
We do not have severance agreements with any of our Named Executive Officers that would require us to make cash payments upon termination of their employment.

No cash payments upon change in control:
We do not have any separate change in control agreements that would obligate us to make any cash payments to any Named Executive Officers upon a change of control.

No tax gross-ups:
We do not provide tax gross-ups or reimbursements to Named Executive Officers (except as provided pursuant to our standard relocation practices).

No executive perquisites:
We do not provide perquisites to any of our Named Executive Officers that are not otherwise provided to other employees of the Garmin entity where they are employed.

No annual cash bonuses:
We do not pay material annual cash bonuses to any of our Named Executive Officers

No post-retirement benefit plans. No supplemental executive retirement plans.
We do not have any post-retirement benefit plans that would provide post-retirement benefits to any of our Named Executive Officers. We do not have any supplemental executive retirement plans.

No repricing or backdating of underwater equity awards
We do not reprice or backdate any underwater equity awards.

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Engagement with our Shareholders

Garmin seeks shareholder input on executive compensation matters through an annual advisory vote on executive compensation in accordance with U.S. securities laws. In addition, the maximum aggregate compensation of our Executive Management (which consists of our CEO and CFO) and the maximum aggregate compensation of our Board of Directors are each subject to an annual binding vote in accordance with Swiss law.

Consideration of Last Year’s “Say on Pay” Vote

Garmin provides its shareholders with an annual, advisory “say on pay” vote. At Garmin’s 2015 Annual General Meeting of Shareholders, in an advisory, non-binding vote, over 98% of the shares voted were voted in favor of approval of the compensation of Garmin’s Named Executive Officers. Although this was only an advisory vote and the results were not binding on Garmin or the Compensation Committee, the Compensation Committee reviewed and considered the results. Taking into account the strong support demonstrated by our shareholders, the Committee was encouraged to continue its practices in determining executive compensation. The next vote on the frequency of “say on pay” votes will be held at our annual general meeting in 2017.

How We Determine Executive Compensation

Role of the Compensation Committee

Our Compensation Committee is comprised of four independent directors, as defined under NASDAQ Marketplace Rules. The Compensation Committee oversees the design and administration of Garmin’s executive compensation programs and evaluates these programs against competitive practices, legal and regulatory developments and corporate governance trends. In making compensation decisions, the Compensation Committee considers each executive’s performance and other relevant factors, including the scope of each executive’s position and responsibilities, the achievement of Company goals, the current business environment and anticipated changes, executive retention and recruitment considerations, the mix of fixed compensation (e.g. base salary) versus variable compensation (e.g. short and long-term incentives), the level of past compensation adjustments and the level of risk associated with the executives’ total direct compensation package.

The Compensation Committee discusses and determines the compensation of Dr. Kao and Mr. Pemble without them being present.

Role of Management

Mr. Pemble, our Chief Executive Officer, discusses with the Compensation Committee compensation recommendations for each of the executives, other than his own compensation. Mr. Pemble attended meetings of the Compensation Committee in 2014 to discuss 2015 executive compensation matters, but he is not a member of the Compensation Committee and does not vote on Compensation Committee matters. Mr. Pemble was not present for certain portions of Compensation Committee meetings, such as when the Compensation Committee discussed his own performance and individual compensation.

Role of Compensation Consultant

The Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”) in 2014 to recommend a comparator group of companies whose executive compensation programs could be compared to that of Garmin. Meridian recommended a different and more focused comparator group than the comparator groups that were identified by a prior compensation consultant in 2012. Following discussions between Meridian and the Compensation Committee, the final comparator group was agreed upon, and Meridian prepared a competitive assessment of Garmin’s executive compensation program compared to the executive compensation programs of the companies included in the comparator group. This data was considered when setting 2015 base salaries and granting equity compensation awards in December 2014 and December 2015 to Named Executive Officers.

Comparator Group Reviewed When Setting 2015 Named Executive Officers’ Base Salaries and Equity Compensation Awards Granted to Named Executive Officers in December 2014 and December 2015

As stated above, the Compensation Committee engaged Meridian in 2014 to assist the Compensation Committee with developing a focused comparator group. Meridian identified a pool of 45 potential candidates to include in the comparator group, taking into account company size, market capitalization, revenue and industry, among other factors. Following discussion between Meridian and Garmin’s Compensation Committee, the list of candidates was refined and finalized to consist of the following companies:

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Adobe Systems Inc.	NCR Corp.
Ametek Inc.	NetApp, Inc.
Autodesk, Inc.	Netflix, Inc.
Belden Inc.	Red Hat Inc.
Cerner Corporation	Rockwell Collins Inc.
Citrix Systems, Inc.	SanDisk Corp.
Esterline Technologies Corp.	Sensata Technologies Holding NV
FEI Company	SunEdison, Inc.
FLIR Systems, Inc.	Toro Co.
GoPro, Inc.	Trimble Navigation Limited
Harman International Industries, Inc.	Visteon Corporation
National Instruments Corporation

The Compensation Committee used the comparator group’s executive compensation data primarily to assess the overall competitiveness of Garmin’s compensation programs and to obtain information on compensation trends. This data was considered by the Compensation Committee when setting 2015 base salaries for Named Executive Officers and granting equity compensation awards to Named Executive Officers in December 2014 and December 2015. However, Garmin does not attempt to set compensation to meet specific benchmarks, such as targeting a specific percentile of a compensation component paid by one or more comparator groups.

Elements of Compensation

We have two elements of total direct compensation for our executives: base salary and long-term equity compensation. We also provide retirement and benefit programs to our executives. To provide a clear picture of all elements of our executive compensation program, the dashboard below provides a single snapshot and describes why each element is provided. Additional information about the key elements of our compensation programs is included below the dashboard.

Compensation Dashboard

Total Direct Compensation

Long-Term Equity Compensation

•	To directly tie the interests of executives to our shareholders
•	To retain key talent

Base Compensation

•	To attract, motivate and retain talent we provide a fixed base of cash compensation

Other Elements of Compensation

Benefits

•	Employee Stock Purchase Plan
•	Our Named Executive Officers participate in the same benefits and are covered by the same plans on the same terms as provided to the broader employee population of the Garmin entity by which they are employed
•	Includes medical, dental, disability, life and vision plans

Retirement Programs

•	Our U.S. based Named Executive Officers participate in our retirement plan on the same terms as provided to our broader U.S. employee population
•	Our Named Executive Officers outside the U.S. participate in the same plans of the broader employee population of the Garmin entity by which they are employed.
•	No special or enhanced formulas or contribution types for Named Executive Officers

Current Year’s Performance: Salary and Annual Incentives

Base Salary

We believe that a competitive base compensation program is an important factor in attracting, motivating and retaining talented associates at all levels of the organization. We determine base compensation levels based generally on assessment of performance, internal equity considerations, the level of past compensation adjustments and market information obtained primarily through recruiting, retention and networking. Executives are paid a base salary as compensation for the performance of their primary duties and responsibilities.

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The base salary for Garmin’s Executive Chairman and Chief Executive Officer is determined annually by the Compensation Committee. The Compensation Committee’s deliberations regarding the base salary of each of the Executive Chairman and the Chief Executive Officer are made without the Executive Chairman or Chief Executive Officer being present.

The base salary for each of the other Named Executive Officers is reviewed annually and is based upon the recommendation of Mr. Pemble and the executive’s individual duties and responsibilities, experience and overall performance and internal equity considerations.

Because Dr. Kao owns a significant amount of Garmin shares, and, therefore, already has a strong incentive to create shareholder value, he has requested that the Compensation Committee provide him only a relatively modest base salary and that he not be awarded restricted stock units, performance shares, stock options or any other form of equity compensation.

The following table shows the base salary of each of the Named Executive Officers in 2013, 2014 and 2015 (except for Mr. Boessen, who first became a Named Executive Officer in 2014):

Name	2013	2014		2015	*
Dr. Kao	$350,000	$350,000		$350,000
Mr. Pemble	$650,000	$665,002		$680,000
Mr. Boessen	N/A	$550,000	**	$557,000
Mr. Etkind	$515,000	$527,000		$540,000
Mr. Bartel	$467,000	$478,003		$490,000
Mr. Munn	$443,012	$453,002		$464,000
*	The 2015 base salaries shown in this table for Dr. Kao and Messrs. Boessen, Bartel and Munn are slightly different from the amounts shown in the Summary Compensation Table on page 42 because the amounts each of them actually received during 2015 (as shown in the Summary Compensation Table) were slightly lower than their base salaries (shown in this table) due to a change in Garmin International, Inc.’s payroll schedule.
**	Annualized. Mr. Boessen began his employment with Garmin on June 2, 2014.

Annual Incentive and Bonus Awards

Garmin does not offer an annual cash bonus program. In 2015, Garmin’s Named Executive Officers, including the Executive Chairman and the Chief Executive Officer, each received a U.S. $256 annual holiday cash bonus (or its equivalent in Swiss francs in the case of Mr. Etkind). This is the same annual holiday cash bonus that was paid to other employees of Garmin’s US and European subsidiaries.

Long-Term Performance: Restricted Stock Units and Stock Options

Garmin’s management and Compensation Committee believe that stock ownership is the most important element in achieving the goals of Garmin’s compensation program. Stock ownership aligns the long-term interests of associates with those of shareholders, provides long-term retention incentive, and ties compensation to performance through the creation of shareholder value. While Garmin does not require a specific level of stock ownership for our associates, Garmin encourages stock ownership by offering a variety of stock compensation programs.

The form and amount of stock compensation awarded to each executive is determined by the Compensation Committee based primarily on the recommendation of Mr. Pemble (other than with regard to his own compensation) and the executive’s individual duties and responsibilities, experience and overall performance. Factors considered by the Compensation Committee in evaluating individual performance include the executive’s overall performance, the executive’s performance relative to his peers within Garmin, the nature and scope of the executive’s position and responsibilities, the executive’s past compensation adjustments and retention considerations and the current business environment.

Time-Based Vesting Restricted Stock Units

It is Garmin’s practice to grant stock in the form of full value RSUs that vest over a specified time period, which provides a long-term retention incentive, aligns the interests of associates with those of other shareholders and encourages an appropriate degree of risk-taking that is consistent with long-term growth. The total value of each RSU grant is generally linked to the assessment by management, and approval by the Compensation Committee, of the value of individual performance of the recipient and its contribution to Garmin’s overall performance. Since individual and Company performance are the primary drivers in determining the amounts of specific awards of RSUs, we believe that time vesting alone is the appropriate structure to achieve the objectives described above. The value of RSUs increases over time only if our share price increases, which serves to encourage improved Company performance and long-term value creation, thereby benefitting all of our shareholders. While RSUs are dependent upon share price appreciation for increased value, they also offer downside risk protection because they continue to have value even if the share price declines from the price on the date of grant. RSUs have been Garmin’s primary means of long term incentive compensation since the end of 2008.

The following table shows the grant date fair value in U.S. dollars of the RSUs awarded to each of the Named Executive Officers (other than Dr. Kao) in 2013, 2014 and 2015 (as applicable with respect to each Named Executive Officer):

Name	2013 RSUs	2014 RSUs	2015 RSUs
Mr. Pemble	$441,189	$593,838	$608,683
Mr. Boessen	N/A	$191,927	$196,685
Mr. Etkind	$195,023	$191,927	$196,685
Mr. Bartel	$195,023	$191,927	$196,685
Mr. Munn	$185,750	$182,753	$187,323

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Time-Based and Performance-Based Vesting Restricted Stock Units

In 2015 the Compensation Committee granted RSU awards under the Company’s 2005 Equity Incentive Plan to certain employees, including Named Executive Officers, whose vesting is contingent upon the achievement of certain fiscal year revenue and profitability targets established by the Compensation Committee, as well as on time-based vesting requirements (“PC-RSUs”). The Compensation Committee granted similar PC-RSU awards to certain employees, including Named Executive Officers, in 2016, and may continue to grant similar PC-RSU awards in the future. At a meeting of the Compensation Committee following the end of the fiscal year (the “Certification Date”) in which the PC-RSU awards were granted, the Compensation Committee will determine whether each of the performance targets for these PC-RSU awards was achieved, and the percentage of the PC-RSU’s that corresponds with the weighting attributed to each performance target that was achieved will be payable to the grantee as follows: one-third will be payable within 30 days after the Certification Date if the grantee is then still employed by the Garmin entity that employs the grantee; one-third will be payable on the first anniversary of the Certification Date if the grantee is then still employed by Garmin entity that employs the grantee; and the remaining one-third will then be payable on the second anniversary of the Certification Date if the grantee is then still employed by Garmin entity that employs the grantee.

The Compensation Committee believes that the performance-based element of these annual PC-RSU awards further aligns the interests of Garmin’s Named Executive Officers and other key employees with the interests of Garmin’s shareholders, and that the time-based element will further the objective of retaining Named Executive Officers and other key employees.

The following table shows the grant date fair value in U.S. dollars of the PC-RSUs awarded to each of the Named Executive Officers (other than Dr. Kao) in 2015 (no PC-RSUs were awarded to any of the Named Executive Officers in 2014 or 2013):

Name	2013 PC-RSUs	2014 PC-RSUs	2015 PC-RSUs
Mr. Pemble	N/A	N/A	$598,018
Mr. Etkind	N/A	N/A	$193,258
Mr. Boessen	N/A	N/A	$193,258
Mr. Bartel	N/A	N/A	$193,258
Mr. Munn	N/A	N/A	$184,069

The performance targets and percentage weighting for the 2015 PC-RSUs were as follows:

Applicable Performance Target	Target Level	Target Percentage Weighting	Actual Percentage Achieved
2015 Fiscal Year Revenue	U.S. $2.95B	40%	40% if target achieved; 0% if not
2015 Fiscal Year Operating Income $	U.S. $691M	30%	30% if target achieved; 0% if not
2015 Fiscal Year Operating Margin %	23.4%	30%	30% if target achieved; 0% if not

On the Certification Date in February 2016, the Compensation Committee determined that none of the performance targets for the 2015 PC-RSU awards were achieved. This means that, although the grant date fair value of the PC-RSU awards is included in the Summary Compensation Table below in accordance with applicable regulations and accounting standards, none of the 2015 PC-RSUs will actually be paid to any of the Named Executive Officers.

Stock –Settled Stock Appreciation Rights (“SARs”)

In December 2013 and December 2014, the Compensation Committee decided to grant our Chief Executive Officer and Chief Financial Officer (Mr. Pemble and our former Chief Financial Officer, respectively, with respect to 2013, and Mr. Pemble and Mr. Boessen, respectively, with respect to 2014) SARs instead of stock options, because the Compensation Committee believed that SARs more effectively manage equity dilution and share usage, while still strongly linking the earnings of our Chief Executive Officer and Chief Financial Officer with the interests of shareholders.

The following table shows the grant date fair value of the SARs awarded to Mr. Pemble in 2013, and to each of Mr. Pemble and Mr. Boessen in 2014 (none of the other Named Executive Officers were granted SARs in 2013 or 2014, and no SARs were granted to any Named Executive Officer in 2015):

Name	2013 SARs	2014 SARs	2015 SARs
Mr. Pemble	$493,298	$427,368	N/A
Mr. Boessen	N/A	$157,461	N/A

The Compensation Committee decided not to grant SARs to Mr. Pemble or Mr. Boessen, or any other Named Executive Officer, in 2015 because the Compensation Committee believes that the performance-based element of the time-based and performance-based vesting restricted stock units described above is well suited to achieve the objective of further aligning the interests of Garmin’s Chief Executive Officer, Chief Financial Officer and other Named Executive Officers with the interests of Garmin’s shareholders.

Employee Stock Purchase Plan

Garmin offers a discounted stock purchase plan to employees. This plan allows employees to purchase Garmin shares at a per share price equal to 85% of the lesser of (a) the per share closing price of Garmin’s shares on the last stock trading day of the offering period, and (b) the per share closing price of Garmin’s shares on the first stock trading day of the offering period. Named Executive Officers can participate in this program under the same terms and conditions as all other employees. No employee, including Named Executive Officers, may contribute more than 10% of his or her salary to the plan or purchase more than U.S $25,000 worth of Garmin shares under the plan in any one calendar year.

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Benefits; Retirement Contributions

Garmin’s Named Executive Officers participate in the same benefits and are covered by the same plans on the same terms as provided to all employees of the Garmin entity by which they are employed. For Garmin’s U.S. employees, Garmin matches employee contributions to Garmin’s Retirement Plan and makes an additional employer contribution to this plan. In 2015, for all U.S. employees, including the Named Executive Officers employed by Garmin in the U.S., (a) for every dollar the employee contributed to the plan up to 10% of the employee’s salary, Garmin contributed 75 cents, and (b) Garmin made an additional contribution equal to 5% of the employee’s salary, whether or not the employee contributed to the plan. For 2015, no salary in excess of U.S. $265,000 was taken into account for either of the foregoing contributions. In 2011, Garmin’s Vice President, General Counsel and Corporate Secretary, Mr. Etkind, relocated from the U.S. to Switzerland and has since been employed by Garmin in Switzerland. In 2015 Garmin made contributions to Mr. Etkind’s Swiss pension plan account in accordance with Swiss law.

Other Considerations

Executive Ownership; Policies Regarding Hedging and Pledging of Garmin Securities

Garmin does not have formal executive stock ownership guidelines. However, Garmin executives have received in recent years a large portion of their total direct compensation in Garmin, time-based restricted stock units and stock options, and, as set forth in the “Stock Ownership of Certain Beneficial Owners and Management” table on page 11 of this Proxy Statement, each of the Named Executive Officers owns a significant number of Garmin shares.

Pursuant to the Garmin Ltd. Statement of Insider Trading Policy, Garmin strongly discourages the Named Executive Officers and other insiders from engaging in transactions pursuant to which they would hedge the economic risk of Garmin stock ownership or pledge Garmin securities as collateral for a loan. According to the Garmin Ltd. Statement of Insider Trading Policy, any Named Executive Officer or other insider who wishes to enter into such a hedging or pledging transaction must first pre-clear the proposed transaction with Garmin’s Compliance Officer. Any such request for pre-clearance of a hedging, pledging or similar arrangement must be submitted to the Compliance Officer at least two weeks prior to the proposed execution of documents evidencing the proposed transaction and must set forth a justification for the proposed transaction. During each of 2013, 2014 and 2015, none of our Named Executive Officers or Board members engaged in any hedging or pledging transactions with respect to Garmin shares. The Garmin Ltd. Statement of Insider Trading Policy also provides for quarterly black-out periods related to Garmin’s quarterly earnings and other potential event specific black-out periods during which “Covered Persons”, including Garmin directors, officers and designated employees who regularly come into contact with material nonpublic information, may not engage in transactions involving Garmin shares (other than pursuant to a qualified Rule 10b5-1(c) Trading Plan).

Adjustment or Recovery of Awards or Payments

In the event of an accounting restatement of Garmin’s financial statements due to misconduct resulting in Garmin’s material noncompliance with financial reporting requirements under securities laws, the Compensation Committee has the discretion to require reimbursement or forfeiture of any performance-based compensation received by any Named Executive Officer or other covered employee during the three-year period preceding the date on which Garmin is required to prepare an accounting restatement. In determining the amount to be recovered, the Compensation Committee may consider, in addition to other factors, the excess of the performance-based compensation paid to the covered employee based on the erroneous data over the performance-based compensation that would have been paid to the covered employee had it been based on the restated results, as determined by the Compensation Committee.

In addition, each of the Named Executive Officers has entered into an agreement with Garmin that include a provision that the Named Executive Officer agrees and consents to forfeiture or required recovery or reimbursement obligations of Garmin with respect to any compensation paid to the Named Executive Officer that is forfeitable or recoverable by Garmin pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) and in accordance with Garmin policies and procedures adopted by the Compensation Committee in order to comply with Dodd-Frank, as the same may be amended from time to time.

Tax and Accounting Considerations

The Compensation Committee reviews projections of the estimated accounting and tax impact of all material elements of the executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element (generally equal to the performance period) and Garmin realizes a tax deduction upon the payment to/realization by the executive.

Section 162(m) of the United States Internal Revenue Code (the “Code”) generally provides that publicly-held corporations may not deduct in the United States any one taxable year compensation in excess of U.S .$1 million paid to the Chief Executive Officer and certain other highly compensated executive officers unless such compensation qualifies as “performance-based compensation” as defined in the Code and related tax regulations. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Committee also looks at other factors in making its decision, as noted above, and retains the flexibility to grant awards it determines to be consistent with Garmin’s objectives for its executive compensation program even if the award is not deductible by Garmin for tax purposes.

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Severance Agreements

Garmin does not have severance agreements with any of its Named Executive Officers.

Change-in-Control Benefits

If a Named Executive Officer’s employment is terminated without cause, or the executive resigns with good reason, within twelve months following a change in control of Garmin, all of the executive’s unvested stock options and stock appreciation rights (SARs) would immediately become exercisable and all of the executive’s unvested RSUs and performance shares would immediately become payable.

If a Named Executive Officer’s employment is terminated without cause, or the executive resigns with good reason, after the Certification Date for PC-RSUs and within twelve months following a change in control of Garmin, all of the executive’s PC-RSUs that were earned pursuant to the performance-based vesting element but not yet vested due to the time-based vesting element would immediately become payable. If the executive’s employment is terminated without cause, or the executive resigns with good reason, prior to the Certification Date and within twelve months after the change in control of Garmin, then all of the executive’s PC-RSUs that would have been earned as of the Certification Date pursuant to the performance-based element but for the termination of employment will become immediately payable.

Such accelerated vesting is the only benefit that would be received by the executives upon a change in control, and such benefit would also be received by all other Garmin employees who own unvested stock options, SARs, RSUs, PC-RSUs or performance shares. This change-in-control protection is designed to provide adequate protection for executives so that they may focus their efforts on effective leadership, rather than significant compensation loss, during a time that Garmin is considering or undertaking a change in control.

The Compensation Committee reviewed and discussed with management this “Compensation Discussion and Analysis” section of this Proxy Statement. Based upon such review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

Compensation Committee

Thomas P. Poberezny (Chairman)
Donald H. Eller
Joseph J. Hartnett
Charles W. Peffer

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EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table shows 2015, 2014 and 2013 compensation for the Executive Chairman, the Chief Executive Officer, the Chief Financial Officer and the next three highest paid executive officers other than the Executive Chairman, the Chief Executive Officer and the Chief Financial Officer (collectively, the “Named Executive Officers”):

				Stock	SARs/Option	All Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name & Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)
Min H. Kao	2013	$350,000	$256	$0	$0	$86,925	$437,181
Executive Chairman	2014	$350,000	$256	$0	$0	$30,499	$380,755
	2015	$343,269	$256	$0	$0	$31,412	$374,937
Clifton A. Pemble	2013	$650,000	$256	$441,189	$493,298	$26,595	$1,611,338
President & Chief Executive Officer	2014	$665,002	$3,924	$593,838	$427,369	$26,479	$1,716,612
	2015	$680,000	$256	$1,206,700	$0	$31,604	$1,918,560
Douglas G. Boessen	2014	$317,308	$256	$191,927	$157,462	$13,425	$680,378
Chief Financial Officer &
Treasurer beg 7/31/14	2015	$546,289	$256	$389,943	$0	$25,177	$961,665
Andrew R. Etkind	2013	$515,000	$244	$195,023	$0	$379,479	$1,089,746
Vice President, General	2014	$527,000	$267	$191,927	$0	$419,989	$1,139,183
Counsel & Secretary	2015	$540,000	$260	$389,943	$0	$373,081	$1,303,284
Danny J. Bartel	2013	$467,000	$256	$195,023	$0	$25,285	$687,564
Vice President, Worldwide Sales	2014	$478,003	$256	$191,927	$0	$30,589	$700,775
	2015	$480,577	$256	$389,943	$0	$31,480	$902,256
Matt Munn	2013	$443,010	$256	$185,750	$0	$29,616	$658,632
Vice President, Managing	2014	$453,002	$256	$182,753	$0	$30,309	$666,320
Director-Auto OEM	2015	$455,077	$256	$371,392	$0	$30,652	$857,377
(1)	Annual discretionary cash incentive awards based on financial and non-financial factors considered by the Compensation Committee, as discussed in the Compensation Discussion and Analysis section.
(2)	This column shows the grant date fair value with respect to the PC-RSUs and RSUs granted in 2013, 2014 and 2015. See the Grants of Plan-Based Awards table for information on awards made in 2015.
(3)	This column shows the grant date fair value with respect to the SARs and stock options granted in 2013, 2014 and 2015. There were no SARs or stock options granted in 2015.
(4)	All Other Compensation for each of the Named Executives for 2013, 2014 and 2015 includes amounts contributed by the Company (in the form of profit sharing and matching contributions) to the trust and in the Named Executive Officers’ benefit under the Company’s qualified 401(k) plan. With respect to 2015, for each Named Executive Officer except Mr. Etkind $13,250 was contributed as a profit sharing contribution under the qualified 401(k) plan; Dr. Kao, Mr. Pemble and Mr. Bartel received $18,000 in company matching contributions related to the qualified 401(k) plan; and Mr. Boessen and Mr. Munn received $11,573 and $17,065, respectively, in company matching contributions related to the qualified 401(k) plan. Dr. Kao’s All Other Compensation includes payments in 2013 for personal guarantees of Garmin Corporation, in accordance with Taiwan banking practice. He was not compensated for these services in 2014 or 2015. Mr. Etkind’s All Other Compensation in 2015 includes $258,680 cost of living adjustment, $52,256 Swiss pension plan contribution, $11,648 automobile allowance, and $50,143 tax equalization payment. All Other Compensation for 2013, 2014 and 2015 includes for all Named Executives premiums on life insurance.

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GRANTS OF PLAN BASED AWARDS

The following table provides information for each of the Named Executive Officers regarding 2015 grants of RSUs and PC-RSUs:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards:	All Other Option Awards:	Exercise or Base	Grant Date
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)(2)	Number of Securities Underlying Options (#)	Price of Option Awards ($/Sh)	Fair Value of Stock and Option Awards(3)
Min H. Kao

Clifton A.	12/15/15							19,311			$608,683
Pemble	2/25/15				3,924	13,080	13,080				$598,018
Douglas G.	12/15/15							6,240			$196,685
Boessen	2/25/15				1,268	4,227	4,227				$193,258
Andrew R.	12/15/15							6,240			$196,685
Etkind	2/25/15				1,268	4,227	4,227				$193,258
Danny J.	12/15/15							6,240			$196,685
Bartel	2/25/15				1,268	4,227	4,227				$193,258
Matt	12/15/15							5,943			$187,323
Munn	2/25/15				1,208	4,026	4,026				$184,069
(1)	Awards made in the form of time-based and performance-based restricted stock units (PC-RSUs) on February 25, 2015.
(2)	Awards made in the form of restricted stock units (RSUs) on December 15, 2015.
(3)	This column represents the grant date fair value of PC-RSUs and RSUs. For PC-RSUs, that amount assumes all performance conditions will be met and is calculated by multiplying the closing price of Garmin shares on the NASDAQ stock market on the date of grant discounted in accordance with accounting requirements to reflect that dividend equivalents are not paid on the RSUs, then multiplied by the number of shares to be awarded. For RSUs, that amount is calculated by multiplying the closing price of Garmin shares on the NASDAQ stock market on the date of grant discounted in accordance with accounting requirements to reflect that dividend equivalents are not paid on the RSUs, then multiplied by the number of shares to be awarded. For additional information on the valuation assumptions with respect to the 2015 grants, refer to Note 9 of Garmin’s financial statements in the Form 10-K for the fiscal year ended December 26, 2015, as filed with the SEC.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information for each of the Named Executive Officers regarding outstanding equity awards held by them as of December 26, 2015:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option / SAR Exercise Price ($)	Option / SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Min H. Kao	-		-	-	-	-	-	-	-		-
Clifton A.	27,156	(1)	18,104	-	$42.16	12/10/22	-	-	19,311	(3)	$714,121
Pemble	16,932	(1)	11,288	-	$39.71	12/28/21	-	-	8,156	(3)	$301,609
	6,883	(2)	27,532	-	$52.44	12/15/24	-	-	3,235	(3)	$119,630
	15,398	(2)	23,094	-	$49.07	12/10/23	-	-	1,611	(3)	$59,575
	25,000	(2)	-	-	$50.97	06/06/18	-	-	13,080	(4)	$483,698
	25,000	(2)	-	-	$105.33	12/04/17	-	-	-
	20,000	(2)	-	-	$63.31	06/08/17	-	-	-
	20,000	(2)	-	-	$51.07	12/05/16	-	-	-
	20,000	(2)	-	-	$46.15	06/09/16	-	-	-
Douglas	2,536	(2)	10,144	-	$52.44	12/15/24	-	-	6,240	(3)	$230,755
G. Boessen									2,636	(3)	$97,479
									4,227	(4)	$156,314
Andrew R.	20,000	(2)	-	-	$50.97	06/06/18	-	-	6,240	(3)	$230,755
Etkind	20,000	(2)	-	-	$105.33	12/04/17	-	-	2,636	(3)	$97,479
	15,000	(2)	-	-	$63.31	06/08/17	-	-	1,430	(3)	$52,881
	15,000	(2)	-	-	$51.07	12/05/16	-	-	1,074	(3)	$39,717
	15,000	(2)	-	-	$46.15	06/09/16	-	-	4,227	(4)	$156,314
Danny J.	15,000	(2)	-	-	$50.97	06/06/18	-	-	6,240	(3)	$230,755
Bartel	15,000	(2)	-	-	$105.33	12/04/17	-	-	2,636	(3)	$97,479
	15,000	(2)	-	-	$63.31	06/08/17	-	-	1,430	(3)	$52,881
	12,500	(2)	-	-	$51.07	12/05/16	-	-	752	(3)	$27,809
	10,000	(2)	-	-	$46.15	06/09/16	-	-	4,227	(4)	$156,314
Matt	-		-	-	-	-	-	-	5,943	(3)	$219,772
Munn	-		-	-	-	-	-	-	2,510	(3)	$92,820
	-		-	-	-	-	-	-	1,362	(3)	$50,367
	-		-	-	-	-	-	-	292	(3)	$10,798
	-		-	-	-	-	-	-	4,026	(4)	$148,881
(1)	Represents non-qualified stock options.
(2)	Represents stock appreciation rights.
(3)	Represents restricted stock units.
(4)	Represents time-based and performance-based vesting restricted stock units. These were deemed to be forfeited by the Compensation Committee in February 2016 because the performance conditions were not satisfied.
(5)	Determined by multiplying the number of unearned shares by $36.98, which was the closing price of Garmin shares on the NASDAQ stock market on December 26, 2015.

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OPTIONS EXERCISED AND STOCK VESTED

The following table provides stock awards vested in 2015 as well as information for each of the Named Executive Officers regarding stock options or SARs exercised in 2015:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Min H. Kao	0	$0	0	$0
Clifton A. Pemble	27,000	$373,860	14,556	$531,299
Douglas G. Boessen	0	$0	1,318	$46,631
Andrew R. Etkind	0	$0	6,864	$250,942
Danny J. Bartel	11,000	$167,727	6,142	$224,787
Matthew W. Munn	0	$0	3,336	$124,541

POTENTIAL POST-EMPLOYMENT PAYMENTS

None of the Named Executive Officers has a severance agreement with Garmin. In the event that (a) a Named Executive Officer dies or becomes disabled, or (b) a Named Executive Officer’s employment is terminated without cause, or a Named Executive Officer resigns with good reason, within twelve months following a change of control of Garmin, all of the Named Executive Officer’s unvested stock options and stock appreciation rights would immediately become exercisable and all of the Named Executive Officer’s unvested RSUs and performance shares would immediately become payable. Such accelerated vesting is the only benefit that would be received by a Named Executive Officer upon a change in control and such benefit would also be received by all other employees of Garmin or its subsidiaries who own unvested stock options, stock appreciation rights, restricted stock units or performance shares.

If a Named Executive Officer’s employment is terminated without cause, or the executive resigns with good reason, after the Certification Date for PC-RSUs and within twelve months following a change in control of Garmin, all of the executive’s PC-RSUs that were earned pursuant to the performance-based vesting element but not yet vested due to the time-based vesting element would immediately become payable. If the executive’s employment is terminated without cause, or the executive resigns with good reason, prior to the Certification Date and within twelve months after the change in control of Garmin, then all of the executive’s PC-RSUs that would have been earned as of the Certification Date pursuant to the performance-based element but for the termination of employment will become immediately payable.

The following table lists the estimated current value of such acceleration of vesting:

Estimated Current Value of Potential Post-Employment Benefits(1)

Name	Voluntary	For Cause	Death	Disability	Without Cause	Involuntary Termination within 12 months of Change in Control
Min H. Kao	$-	$-	$-	$-	$-	$-
Clifton A. Pemble	$-	$-	$1,678,633	$1,678,633	$-	$1,678,633
Douglas G. Boessen	$-	$-	$484,549	$484,549	$-	$484,549
Andrew R. Etkind	$-	$-	$577,147	$577,147	$-	$577,147
Danny J. Bartel	$-	$-	$565,239	$565,239	$-	$565,239
Matthew W. Munn	$-	$-	$522,638	$522,638	$-	$522,638
(1)	Value of unvested stock options, SARs and RSU awards, based on of $36.98 per share, the closing price of the Company’s shares on the Nasdaq Stock Market on December 26, 2015.

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SHAREHOLDER PROPOSALS

To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder, and the proposal must be a proper subject for shareholder action under Swiss law.

If a holder of Garmin shares wishes to present a proposal for inclusion in Garmin’s Proxy Statement for next year’s annual general meeting of shareholders, such proposal must be received by Garmin on or before December 28, 2016. Such proposal must be made in accordance with Rule 14a-8 promulgated by the SEC and the interpretations thereof. Any such proposal should be sent to the Corporate Secretary, Garmin Ltd., Mühlentalstrasse 2, 8200 Schaffhausen, Switzerland.

Under Swiss law, a shareholder of record can request in writing for an item to be put on the agenda for an annual general meeting, provided that we receive such requests by the date that is 90 calendar days in advance of the anniversary of the date that we filed our proxy statement for the previous year’s annual general meeting with the SEC. In order for a shareholder proposal that is not included in Garmin’s Proxy Statement for the 2016 annual general meeting to be properly brought before the meeting, such proposal must be delivered to the Corporate Secretary and received at Garmin’s executive offices in Schaffhausen, Switzerland no later than January 25, 2017, and specify the relevant agenda items and motions, together with evidence of the required shareholdings recorded in the share register, and must also comply with the procedures outlined in this Proxy Statement under the heading “Nominating and Corporate Governance Committee.” The determination that any such proposal has been properly brought before such meeting is made by the director presiding over such meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Garmin’s directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of Garmin’s shares (collectively “Reporting Persons”), to file reports of their ownership of such shares, and the changes therein, with the SEC and Garmin (the “Section 16 Reports”). Based solely on a review of the Section 16 reports for 2015 and any amendments thereto furnished to Garmin, all Section 16 Reports for fiscal year 2015 were timely filed by the Reporting Persons.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS FOR BROKER CUSTOMERS

Pursuant to the rules of the SEC, services that deliver Garmin’s communications to shareholders that hold their shares through a bank, broker or other nominee holder of record may deliver to multiple shareholders sharing the same address a single copy of Garmin’s Annual Report and Proxy Statement. Garmin will promptly deliver upon written or oral request a separate copy of the Annual Report and/or Proxy Statement to any shareholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Garmin Ltd., c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062, Attention: Investor Relations Manager, and oral requests may be made by calling Investor Relations at +1 (913) 397-8200. Any shareholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker or other nominee holder of record.

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OTHER MATTERS

The Board knows of no matters that are expected to be presented for consideration at the Annual Meeting other than the proposals listed in this Proxy Statement.

Garmin will furnish without charge upon written request a copy of Garmin’s Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. Garmin will furnish copies of such exhibits upon written request therefore and payment of Garmin’s reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Garmin shares entitled to vote at the Annual Meeting. Such written request should be directed to the Corporate Secretary, Garmin Ltd., Mühlentalstrasse 2, 8200 Schaffhausen, Switzerland. The Annual Report on Form 10-K is available at www.garmin.com and is also available through the SEC’s Internet site at www.sec.gov. See the Invitation to the Annual General Meeting included at the beginning of this Proxy Statement for information on the physical inspection and delivery without charge of the 2015 Annual Report on Form 10-K of Garmin containing the consolidated financial statements of Garmin for the fiscal year ended December 26, 2015 and the statutory financial statements of Garmin for the fiscal year ended December 26, 2015 as well as the respective Auditor’s Reports and the Swiss Compensation Report for Fiscal Year 2015.

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APPENDIX A

FORM OF PROXIES

Proxy – Garmin LTD.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 10, 2016

The undersigned shareholder of Garmin Ltd., a Swiss company, hereby appoints the independent voting representative, the law firm Reiss+Preuss LLP, as true and lawful agent and proxy to represent the undersigned and vote all shares of Garmin Ltd. owned by the undersigned in all matters coming before the Annual General Meeting of Shareholders (or any adjournment thereof) to be held simultaneously at 1200 East 151st Street, Olathe, Kansas 66062 and Prime Tower, Hardstrasse 201, 8005 Zürich, Switzerland, on Friday, June 10, 2016, at 10:00 a.m. Central Daylight Time, which is 17:00 Central European Time.

This proxy, when properly executed, will be voted as specified. To the extent you do not give specific instructions, you instruct the independent voting rights representative to vote your shares for all proposals in accordance with the recommendations of the Board of Directors (i.e. FOR Proposals 2, 3, 4, 5, 10, 11, 12, 13, 14 and 15; and FOR the nominees listed in Proposals 1, 6, 7, 8 and 9). If any modifications to agenda items or proposals identified in the invitation to the Annual General Meeting of Shareholders or other matters on which voting is permissible under Swiss law are properly presented at the Annual General Meeting for consideration, you instruct the independent voting rights representative, in the absence of other specific instructions, to vote your shares in accordance with the recommendations of the Board of Directors. Proxy cards must be signed and dated.

CONTINUED ON THE REVERSE SIDE.

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GARMIN.

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, holders of record may also submit voting instructions by Internet or telephone. Your Internet or telephone voting instructions authorize the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 9, 2016.

Submit voting instructions by Internet

- Go to **www.investorvote.com/GRMN**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Submit voting instructions by telephone

- Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT SUBMITTED VOTING INSTRUCTIONS VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORMATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A. Proposals – The Board of Directors recommends a vote FOR Proposals 2, 3, 4, 5, 10, 11, 12, 13, 14 and 15. The Board of Directors recommends a vote FOR the nominees listed in Proposals 1, 6, 7, 8 and 9.

	For	Against	Abstain		For	Against	Abstain
01–Donald H. Eller	☐	☐	☐	02–Joseph J. Hartnett	☐	☐	☐
03–Min H. Kao	☐	☐	☐	04–Charles W. Peffer	☐	☐	☐
05–Clifton A. Pemble	☐	☐	☐	06–Rebecca R. Tilden	☐	☐	☐

B. New Proposals and Motions/New Agenda Items

If new or modified agenda items (other than those in the invitation to the meeting and the proxy statement) or new or modified proposals or motions with respect to those agenda items set forth in the invitation to the meeting and the proxy statement are put forth before the Annual General Meeting, you instruct the independent voting rights representative to vote your shares as follows:

☐ In accordance with the respective recommendations of the Board of Directors ☐ Abstain ☐ Against

C. Authorized Signatures – This section must be completed for your vote to be counted. Date and Sign Below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by duly authorized person.

/ /		
Date (mm/dd/yyyy)	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

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Annex 1 | Par Value Reduction

Proposed Shareholder Resolution

The Board of Directors submits and recommends the shareholder resolution set forth below for approval by the Company’s shareholders:

Shareholder Resolution

It is hereby resolved that, based on an audit report dated on or about the date of this annual general meeting (the “AGM”) which (A) was prepared by Ernst & Young Ltd, Zurich, Switzerland, the state supervised audit expert present at this AGM, in accordance with article 732 paragraph 2 of the Swiss Code of Obligations, (B) confirms that the claims of the creditors of the Company are fully covered by assets after giving effect to the share capital reduction resolved herein, and (C) is available at this AGM:

1.	the registered share capital of the Company in the aggregate amount of CHF 2,080,774,180 shall be reduced by the amount of CHF 2,059,966,438.20 to CHF 20,807,741.80;
2.	it is acknowledged and recorded that the audit report dated on or about the date of the AGM confirms that the claims of the creditors of the Company are fully covered by assets after giving effect to the share capital reduction described in clause 1 above;
3.	subject to clause 6 below, the reduction of the registered share capital described in clause 1 above shall be accomplished by reducing the par value of each registered share to CHF 0.10 from CHF 10.00 and allocating CHF 2,059,966,438.20 of the aggregate share capital reduction amount to the Company’s legal reserve from capital contribution included on the Company’s Swiss standalone statutory balance sheet;
4.	subject to clauses 5 and 6 below, the conditional share capital of the Company in the aggregate amount of CHF 1,040,387,090 shall be reduced by the amount of CHF 1,029,983,219.10 to CHF 10,403,870.90 by reducing the par value of each share to be issued to CHF 0.10 from CHF 10;
5.	subject to clause 6 below, the par value of any registered share issued out of the conditional share capital of the Company between the date of this AGM and (including) the date of entry of the decrease of the share capital in the Commercial Register shall be reduced to CHF 0.10 from CHF 10, and the respective share capital reduction amount shall be allocated to the Company’s legal reserve from capital contribution included on the Company’s Swiss standalone statutory balance sheet; and
6.	Article 3 and Article 6 paragraph 1 of the Articles of Association shall be amended as set out further below[1] and be submitted for registration with the Commercial Register in August 2016 or as soon thereafter as is practicable; provided that:
—	the resolution to reduce the registered share capital was published three times in the Swiss Official Gazette of Commerce before the execution of the capital reduction and in the manner provided for by the Articles of Association;
—	the creditors of the Company were thereby notified that they could request either satisfaction of or security for their claims by filing their claims within two months from the last of the three publications in the Swiss Official Gazette of Commerce described above;
—	the two-month time period described above has expired and all creditors who have filed claims within such period have, to the extent so required, been satisfied or secured; and
—	a public deed of compliance has been established.

Art. 3 Aktienkapital

Das Aktienkapital der Gesellschaft („Aktienkapital”) beträgt CHF ~~2,080,774,180~~ 20,807,741.80 und ist eingeteilt in 208,077,418 Namenaktien („Aktien”) mit einem Nennwert von je CHF ~~10~~ 0.10. Die Aktien sind vollständig liberiert...............................................................................................................................

Art. 3 Share Capital

The share capital of the Company (“Share Capital”) amounts to CHF ~~2,080,774,180~~ 20,807,741.80 and is divided into 208,077,418 registered shares (“Shares”) with a nominal value of CHF ~~10~~ 0.10 each. The Shares are fully paid up.

Art. 6 Bedingtes Aktienkapital

Das Aktienkapital kann sich durch Ausgabe von höchstens 104,038,709 voll zu liberierenden Namenaktien im Nennwert von je CHF ~~10~~ 0.10 um höchstens CHF ~~1,040,387,090~~ 10,403,870.90 erhöhen durch:

[Folgende Absätze von Art. 6 verbleiben unverändert]

Art. 6 Conditional Share Capital

The Share Capital may be increased in an amount not to exceed CHF ~~1,040,387,090~~ 10,403,870.90 through the issuance of up to 104,038,709 fully paid-up registered Shares with a par value of CHF ~~10~~ 0.10 each through:

[Subsequent paragraphs of Art. 6 remain unchanged]

1	The text of the amended Articles of Association assumes that no new registered shares will be issued out of the conditional share capital of the Company between the date of the AGM and (including) the date of entry of the decrease of the share capital in the Commercial Register. In the event that new registered shares are issued out of the conditional share capital of the Company during this time period, the number of shares and the aggregate share capital amount included in Article 3 and Article 6 para. 1, respectively, will be amended to account for any such issuance. The amended par value as stated above remains unchanged.

GARMIN LTD. - 2016 Proxy Statement   Annex 1-1

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Annex 2 | Cancellation of Formation Shares

Proposed Shareholder Resolution

The Board of Directors submits and recommends the shareholder resolution set forth below for approval by the Company’s shareholders:

Shareholder Resolution

It is hereby resolved that, based on an audit report dated on or about the date of this annual general meeting (the “AGM”) which (A) was prepared by Ernst & Young Ltd, Zurich, Switzerland, the state supervised audit expert present at this AGM, in accordance with article 732 paragraph 2 of the Swiss Code of Obligations, (B) confirms that the claims of the creditors of the Company are fully covered by assets after giving effect to the share capital reduction resolved herein, and (C) is available at this AGM:

1.	the registered share capital of the Company in the aggregate amount of CHF 20,807,741.80[1] shall be reduced by the amount of CHF 1,000,000[2] to CHF 19,807,741.80[3];
2.	it is acknowledged and recorded that the audit report dated on or about the date of the AGM confirms that the claims of the creditors of the Company are fully covered by assets after giving effect to the share capital reduction described in clause 1 above;
3.	subject to clause 5 below, the reduction of the registered share capital described in clause 1 above shall be accomplished by cancelling the 10,000,000 registered shares of the Company held by the Company and currently accounted for as a deduction to shareholder’s equity in the amount of CHF 351,190,000 by
—	reallocating share capital of the Company in the amount of CHF 1,000,000[4] from share capital to the legal reserve from capital contribution; and
—	setting-off the amount of CHF 351,190,000 accounted for as deduction to shareholder’s equity against the Company’s available earnings of CHF 494,298,000 included on the Company’s Swiss standalone statutory balance sheet.
4.	subject to clause 5 below, the conditional share capital of the Company in the aggregate amount of CHF 10,403,870.90[5] shall be reduced by the amount of CHF 500,000[6] to CHF 9,903,870.90[7] by reducing the number of shares from 104,038,709 to 99,038,709;
5.	Article 3 and Article 6 paragraph 1 of the Articles of Association shall be amended as set out further below[8] and be submitted for registration with the Commercial Register in August 2016 or as soon thereafter as is practicable; provided that:
—	the resolution to reduce the registered share capital was published three times in the Swiss Official Gazette of Commerce before the execution of the capital reduction and in the manner provided for by the Articles of Association;
—	the creditors of the Company were thereby notified that they could request either satisfaction of or security for their claims by filing their claims within two months from the last of the three publications in the Swiss Official Gazette of Commerce described above;
—	the two-month time period described above has expired and all creditors who have filed claims within such period have, to the extent so required, been satisfied or secured; and
—	a public deed of compliance has been established.

Art. 3 Aktienkapital

Das Aktienkapital der Gesellschaft („Aktienkapital”) beträgt CHF ~~20,807,741.80~~19,807,741.80 und ist eingeteilt in ~~208,077,418~~198,077,418 Namenaktien („Aktien”) mit einem Nennwert von je CHF 0.10. Die Aktien sind vollständig liberiert.

Art. 3 Share Capital

The share capital of the Company (“Share Capital”) amounts to CHF ~~20,807,741.80~~19,807,741.80 and is divided into ~~208,077,418~~198,077,418 registered shares (“Shares”) with a nominal value of CHF 0.10 each. The Shares are fully paid up.

1	This figure assumes that the Par Value Reduction Resolution (Annex 1) has been approved by the shareholders. If the Par Value Reduction Resolution has not been approved by the shareholders, the share capital of the Company would be CHF 2,080,774,180.
2	This figure assumes that the Par Value Reduction Resolution (Annex 1) has been approved by the shareholders. If the Par Value Reduction Resolution has not been approved by the shareholders, the share capital of the Company would be decreased by the amount of CHF 100,000,000.
3	This figure assumes that the Par Value Reduction Resolution (Annex 1) has been approved by the shareholders. If the Par Value Reduction Resolution has not been approved by the shareholders, the share capital of the Company would be reduced to CHF 1,980,774,180.
4	This figure assumes that the Par Value Reduction Resolution (Annex 1) has been approved by the shareholders. If the Par Value Reduction Resolution has not been approved by the shareholders, share capital of the Company in the amount of CHF 100,000,000 would be reallocated to the legal reserve from capital contribution.
5	This figure assumes that the Par Value Reduction Resolution (Annex 1) has been approved by the shareholders. If the Par Value Reduction Resolution has not been approved by the shareholders, the conditional share capital of the Company would be CHF 1,040,387,090.
6	This figure assumes that the Par Value Reduction Resolution (Annex 1) has been approved by the shareholders. If the Par Value Reduction Resolution has not been approved by the shareholders, the conditional share capital of the Company would be decreased by the amount of CHF 50,000,000.
7	This figure assumes that the Par Value Reduction Resolution (Annex 1) has been approved by the shareholders. If the Par Value Reduction Resolution has not been approved by the shareholders, the conditional share capital of the Company would be decreased to CHF 990,387,090.
8	The text of the amended Articles of Association assumes that no new registered shares will be issued out of the conditional share capital of the Company between the date of the AGM and (including) the date of entry of the decrease of the share capital in the Commercial Register. In the event that new registered shares are issued out of the conditional share capital of the Company during this time period, the number of shares and the aggregate share capital amount included in Article 3 and Article 6 para. 1, respectively, will be amended to account for any such issuance. The amended par value as stated above remains unchanged.

GARMIN LTD. - 2016 Proxy Statement   Annex 2-1

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Art. 6 Bedingtes Aktienkapital

Das Aktienkapital kann sich durch Ausgabe von höchstens ~~104,038,709~~ 99,038,709 voll zu liberierenden Namenaktien im Nennwert von je CHF 0.10 um höchstens CHF ~~10’403’870.90~~9,903,870.90 erhöhen durch:

[Folgende Absätze von Art. 6 verbleiben unverändert]

Art. 6 Conditional Share Capital

The Share Capital may be increased in an amount not to exceed CHF ~~10,403,870.90~~ 9,903,870.90 through the issuance of up to ~~104,038,709~~ 99,038,709 fully paid-up registered Shares with a par value of CHF 0.10 each through:

[Subsequent paragraphs of Art. 6 remain unchanged]

GARMIN LTD. - 2016 Proxy Statement   Annex 2-2